Exhibit 10.126

EXECUTION COPY

AGREEMENT REGARDING LEASES

DATED AS OF DECEMBER 22, 2011

BY AND AMONG

MARRIOTT INTERNATIONAL, INC.,

MARRIOTT SENIOR HOLDING CO.,

MARRIOTT MAGENTA HOLDING COMPANY, INC.,

SUNRISE SENIOR LIVING, INC.,

SUNRISE SENIOR LIVING SERVICES, INC.

AND

SUNRISE CONTINUING CARE, LLC

TABLE OF CONTENTS

1.	Certain Defined Terms and Rules of Interpretation	2
2.	Transactions; Closing	7
3.	Closing Conditions	8
4.	Letter of Credit	9
5.	NCF Payments	13
6.	No Collateral Event	14
7.	Reduction Option; Early Release of Marriott	15
8.	Security Interests	16
9.	Representations and Warranties	19
10.	Covenants	22
11.	Survival; Specific Performance	23
12.	Miscellaneous	24

SCHEDULES:
Schedule 1	Continuing Leases and Continuing Lease Guaranties
Schedule 2	Terminating Leases
Schedule 3	Lifecare Agreements
Schedule 4	Letter of Credit Available Amount Reductions (Lease Rental Payments)

EXHIBITS:
Exhibit A	Marriott Consent
Exhibit B	Terminating Lease Notice
Exhibit C	Continuing Lease Notice
Exhibit D	Letter of Credit
Exhibit E	Cash Collateral Agreement
Exhibit F	Landlord Estoppel Certificate

- i -

AGREEMENT REGARDING LEASES

THIS AGREEMENT REGARDING LEASES (this “Agreement”) is made and entered into this 22nd day of December, 2011 (the “Effective Date”), by and among MARRIOTT INTERNATIONAL, INC., a Delaware corporation (“Marriott”), MARRIOTT SENIOR HOLDING CO., a Delaware corporation (“Marriott Holdco”), and MARRIOTT MAGENTA HOLDING COMPANY, INC., a Delaware corporation (“Marriott Magenta”), on the one hand, and SUNRISE SENIOR LIVING, INC., a Delaware corporation formerly known as Sunrise Assisted Living, Inc. (“Sunrise”), SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation formerly known as Marriott Senior Living Services, Inc. (“SSLS”), and SUNRISE CONTINUING CARE, LLC, a Delaware limited liability company formerly known as Marriott Continuing Care, LLC (“SCC”), on the other hand. Marriott, Marriott Holdco and Marriott Magenta shall collectively be known, jointly and severally, as the “Marriott Parties”. Sunrise, SSLS and SCC shall collectively be known, jointly and severally, as the “Sunrise Parties”. Each of the Marriott Parties and the Sunrise Parties may also sometimes be referred to herein collectively, as the “Parties”, and individually, as a “Party.”

RECITALS

A. On or about March 28, 2003, the Marriott Parties sold certain assets and all of the stock of SSLS to Sunrise pursuant to that certain Stock Purchase Agreement, dated as of December 30, 2002 (as amended, supplemented or otherwise modified, collectively, the “Stock Purchase Agreement”).

B. In connection with the sale transaction in 2003, Sunrise acquired the Tenants (as hereinafter defined) under the leases described in Part A of Schedule 1 attached hereto, as may be amended in accordance with Section 7(a) hereof (the “Continuing Leases”) and the leases described in Part A of Schedule 2 attached hereto, as may be amended in accordance with Section 7(a) hereof (the “Terminating Leases”; the Continuing Leases and the Terminating Leases, collectively, the “Leases”). The current term of each of the Leases expires December 31, 2013, and each Lease has an option on the part of the relevant Tenant to extend the term for an additional five-year term (each, a “First Extended Term”) and additional options to extend the term for three (3) additional five-year terms beyond the First Extended Term.

C. Marriott continues to have liability with respect to the Leases pursuant to Guaranties of Tenant Obligations with respect to the Leases, which are identified in Part B of Schedule 1 attached hereto and Part B of Schedule 2 attached hereto (as amended, supplemented or otherwise modified, collectively, the “Lease Guaranties”), and certain obligations with respect to the Lifecare Agreements (as hereinafter defined) with respect to the facilities known as The Colonnades and Bedford Court.

D. To the extent Marriott incurs any liabilities pursuant to the Lease Guaranties and the Lifecare Agreements, Sunrise is obligated to reimburse Marriott for such liabilities pursuant to the terms of the Assumption and Reimbursement Agreement, dated as of March 28, 2003, by and among Marriott, Sunrise, SSLS and SCC (as amended, supplemented or otherwise modified from time to time, the “Reimbursement Agreement”).

E. The Sunrise Parties and the Marriott Parties now desire to agree upon certain matters relating to the Leases, Lease Guaranties and Lifecare Agreements on the terms and conditions set forth herein.

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual promises, representations, warranties and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

1. Certain Defined Terms and Rules of Interpretation. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, (i) the terms defined in this Section 1 have the meanings assigned to them or cross-referenced in this Section 1 and include the plural as well as the singular; (ii) all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of this Agreement; (iii) the word “including” shall have the same meaning as the phrase “including, without limitation,” and other phrases of similar import; and (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision:

“Affiliate”, with respect to any Person, means a Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control (each as hereinafter defined) with, such Person. For purposes of this definition, (a) “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise and (b) “Controlled by”, “Controlling” and “Controlled” shall have correlative meanings.

“Agreement” has the meaning set forth in the preamble.

“Agreements of Undertaking” means the agreements described in Part C of Schedule 3 attached hereto.

“ARL Event of Default” means:

(a)	Marriott is unable to withdraw any of the L/C Proceeds and/or to retain any of the L/C Proceeds for its account pursuant to Section 4(e)(ii) hereof;

(b)	the indebtedness under Sunrise’s principal bank credit facility is accelerated due to an event of default thereunder; or

(c)	any Sunrise Party or any material subsidiary of Sunrise voluntarily files for bankruptcy protection or any involuntary bankruptcy proceeding is commenced against any Sunrise Party or any of Sunrise’s material subsidiaries that is not dismissed or stayed within ninety (90) days after commencement thereof.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by applicable Laws to close.

“Cash” means U.S. Dollars.

“Cash Collateral Agreement” has the meaning set forth in Section 3(a)(iii) hereof.

“Change of Control” means any transaction or series of transactions (as a result of a tender offer, merger, consolidation or otherwise) that results in, or that is in connection with, (i) any person, entity or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquiring beneficial ownership, directly or indirectly, of a majority of the then issued and outstanding ownership interests of Sunrise or (ii) the sale, lease, exchange, conveyance, transfer or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of Sunrise and its subsidiaries (if any) to any person, entity or “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended).

“Closing” has the meaning set forth in Section 2(c) hereof.

“Closing Date” has the meaning set forth in Section 2(c) hereof.

“Collateral” has the meaning set forth in Section 8(a) hereof.

“Collateral Event” has the meaning given to it in the Reimbursement Agreement.

“Continuing Care Agreements” means the agreements described in Part B of Schedule 3 attached hereto.

“Continuing Lease Guaranties” means the Lease Guaranties set forth in Part B of Schedule 1 attached hereto.

“Continuing Lease Notice” has the meaning set forth in Section 2(b) hereof.

“Continuing Leases” has the meaning set forth in the Recitals.

“Control” means “control” as defined in Sections 8-106 and 9-106 of the UCC.

“Effective Date” has the meaning set forth in the preamble.

“Expenses” means any and all costs and expenses (including, without limitation, fees and expenses of counsel, accountants, advisors, consultants, financing costs and other expenses) incurred in good faith by or on behalf of the Marriott Parties in connection with (a) the enforcement of the Marriott Parties’ rights or other claims pursuant to any Relevant Agreement or (b) the performance of Marriott’s obligations (other than Lease Rental Payments) under any Relevant Agreement.

“Facility Bonds” means the bonds described in Part A of Schedule 3 attached hereto.

“Facility Expenses” has the meaning set forth in Section 5(c) hereof.

“Facility Revenues” has the meaning set forth in Section 5(c)(ii) hereof.

“First Extended Term” has the meaning set forth in the Recitals.

“Governmental Authority” means the United States of America or any State or Commonwealth, county, parish, city or political subdivision thereof, and any court administrator, agency, department, commission, board, bureau or instrumentality of any of them.

“Initial L/C Proceeds” has the meaning set forth in Section 3(a)(ii) hereof.

“L/C Issuer” has the meaning set forth in Section 4(a) hereof.

“L/C Proceeds” has the meaning set forth in Section 4(e)(i) hereof.

“L/C Proceeds Drawing” has the meaning set forth in Section 4(e)(i) hereof.

“L/C Validity Period” means the period from the Closing Date until April 30, 2019.

“Landlord Estoppel Certificate” means, with respect to any Continuing Lease, an estoppel certificate from the Landlord in the form set forth on Exhibit F attached hereto.

“Landlord” has the meaning set forth in Section 2(b) hereof.

“Laws” means any federal, state or local laws, statutes, rules, regulations, ordinances, orders or requirements, including of any Governmental Authority having jurisdiction over the business of any Person, the ownership, management or operation of any facility leased pursuant to any Continuing Lease or the matters which are the subject of this Agreement, including any resident care or health care, building, zoning or use laws, ordinances, regulations or orders, environmental protection laws and fire department rules.

“Lease Guaranties” has the meaning set forth in the Recitals.

“Lease Rental Payments” means payments of Rental (as defined in such Lease) pursuant to any Continuing Lease.

“Leases” has the meaning set forth in the Recitals.

“Letter of Credit” has the meaning set forth in Section 4(a) hereof.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest or any preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any obligations under capital leases having substantially the same economic effect as any of the foregoing).

“Lifecare Agreements” means the Agreements of Undertaking, the Facility Bonds and the Continuing Care Agreements.

“Marriott” has the meaning set forth in the preamble, and shall include its permitted successors and assigns.

“Marriott Consent” has the meaning set forth in Section 2(a) hereof.

“Marriott Holdco” has the meaning set forth in the preamble, and shall include its permitted successors and assigns.

“Marriott Magenta” has the meaning set forth in the preamble, and shall include its permitted successors and assigns.

“Marriott Parties” has the meaning set forth in the preamble.

“Material Adverse Change” means any material adverse change to the business, operations, assets, condition (financial or otherwise) or prospects of the Sunrise Parties.

“Minimum Payment” has the meaning set forth in Section 5(b) hereof.

“Moody’s” means Moody’s Investors Service, Inc.

“NCF Payment” has the meaning set forth in Section 5(b) hereof.

“NCF Payment Date” has the meaning set forth in Section 5(a) hereof.

“Net Cash Flow” has the meaning set forth in Section 5(c)(iii) hereof.

“Option Facilities” has the meaning set forth in Section 7(a) hereof.

“Organizational Documents” means, collectively, as applicable, the articles or certificate of incorporation, certificate of limited partnership or certificate of limited liability company, by-laws, partnership agreement, operating company agreement, trust agreement, statement of partnership, fictitious business name filings and all other organizational documents relating to the creation, formation and/or existence of a Person, together with resolutions of the board of directors, partner or member consents, trustee certificates, incumbency certificates and all other documents or instruments approving or authorizing the Transactions, the Exhibits and Schedules attached hereto and any document executed and delivered in connection herewith.

“Parties” and “Party” have the meanings set forth in the preamble, and shall include each of their permitted (as applicable) successors and assigns.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, other entity, trust, unincorporated organization, government or any agency or political subdivision thereof or any other form of entity.

“Ratings Notice” has the meaning set forth in Section 4(g)(ii) hereof.

“Reduction Option Notice” has the meaning set forth in Section 7(a) hereof.

“Reduction Option Outside Date” has the meaning set forth in Section 7(a) hereof.

“Reimbursement Agreement” has the meaning set forth in the Recitals.

“Release Date” has the meaning set forth in Section 7(b) hereof.

“Relevant Agreement” means this Agreement, the Stock Purchase Agreement, the Reimbursement Agreement, the Leases, the Lease Guaranties, the Agreements of Undertaking, the Facility Bonds, the Continuing Care Agreements and the Cash Collateral Agreement.

“Replacement L/C” has the meaning set forth in Section 4(g)(ii) hereof.

“S&P” means Standard & Poor’s Ratings Services.

“SCC” has the meaning set forth in the preamble, and shall include its permitted successors and assigns.

“Scheduled Closing Date” has the meaning set forth in Section 2(c) hereof.

“Secured Obligations” means, at any time, any and all obligations, covenants and agreements of any kind whatsoever of any Sunrise Party to Marriott under any Relevant Agreement of any nature or kind, whether now in existence or hereafter arising.

“Security Interests” means the security interests in the Collateral created pursuant to Section 8 hereof.

“SSLS” has the meaning set forth in the preamble, and shall include its permitted successors and assigns.

“Stock Purchase Agreement” has the meaning set forth in the Recitals.

“Subject Year” has the meaning set forth in Section 5(a) hereof.

“Sunrise” has the meaning set forth in the preamble, and shall include its permitted successors and assigns.

“Sunrise Parties” has the meaning set forth in the preamble.

“Sunrise Security Expenses” has the meaning set forth in Section 5(c)(iv) hereof.

“Tenants” means, collectively, the lessees under the Leases.

“Terminating Lease Notice” has the meaning set forth in Section 2(b) hereof.

“Terminating Leases” has the meaning set forth in the Recitals.

“Transactions” has the meaning set forth in Section 2(a) hereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Work Fee Letter” means that certain letter agreement executed by and between Marriott and Sunrise as of November 4, 2011, as the same may be amended, supplemented or otherwise modified from time to time.

2. Transactions; Closing.

(a) Transactions. On the terms set forth in this Agreement and subject to the conditions set forth in Section 3 hereof, at the Closing, the Marriott Parties shall execute for the benefit of, and deliver to, Sunrise a written consent to the extension of the Continuing Leases in the form set forth on Exhibit A attached hereto (the “Marriott Consent”). The execution and delivery of the Marriott Consent and the actions resulting in the satisfaction (or waiver, as applicable) of the conditions set forth in Section 3 hereof shall be referred to as the “Transactions”.

(b) Lease Notices. After Marriott confirms in writing that the Closing has occurred, but subject to Section 7(a) hereof, Sunrise shall send written notices to the lessor under each of the Leases (the “Landlord”), with a copy to Marriott, as follows: (i) to the Landlord under each Terminating Lease, a notice (each such notice, a “Terminating Lease Notice”) in the form set forth on Exhibit B attached hereto not later than December 29, 2011 and (ii) to the Landlord under each Continuing Lease, a notice (each such notice, a “Continuing Lease Notice”) in the form set forth on Exhibit C attached hereto as and when required, to the extent applicable, pursuant to Section 7(a) hereof.

(c) Closing. The closing of the Transactions (the “Closing”) shall be held at the offices of Baker Botts L.L.P., 1299 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2400, at 2:00 p.m. local time on December 29, 2011 (the “Scheduled Closing Date”) or such earlier date as the Parties may mutually agree. The date on which the Closing occurs shall be hereinafter referred to as the “Closing Date”. If, as of the Closing Date, all of the conditions set forth in Sections 3(a) and 3(b) hereof have been satisfied or waived in writing by the applicable Party for whom such conditions are benefiting, and neither Sunrise nor Marriott has exercised its termination right pursuant to Section 3(c)(ii) or 3(c)(iii) hereof (as applicable), then the Parties shall consummate the Transactions.

3. Closing Conditions.

(a) Marriott Parties Closing Conditions. The obligations of each of the Marriott Parties to consummate the Transactions shall be subject to the fulfillment on or before the Closing Date of all of the conditions set forth in this Section 3(a).

(i) Letter of Credit. Sunrise shall provide to Marriott the Letter of Credit executed and delivered by the L/C Issuer.

(ii) Initial L/C Proceeds. Sunrise shall provide to Marriott one million dollars ($1,000,000) as initial L/C Proceeds (the “Initial L/C Proceeds”). Such amount shall be paid to an account that is designated in writing by Marriott to Sunrise.

(iii) Cash Collateral Agreement. (A) Each Sunrise Party shall have executed and delivered to Marriott the Cash Collateral Funding and Forbearance Agreement, substantially in the form provided on Exhibit E attached hereto (the “Cash Collateral Agreement”), (B) the Cash Collateral Agreement shall be in full force and effect with no default thereunder and (C) Sunrise shall have funded in full the Required Collateral Amount (as defined in the Cash Collateral Agreement).

(iv) Work Fee Letter. All amounts payable by Sunrise pursuant to the Work Fee Letter on or prior to the Closing Date shall have been paid in full.

(v) Accuracy of Representations and Warranties. All of the representations and warranties of the Sunrise Parties contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

(b) Sunrise Closing Conditions. The obligations of each of the Sunrise Parties to consummate the Transactions shall be subject to the fulfillment on or before the Closing Date of all of the conditions set forth in this Section 3(b).

(i) Marriott Consent. Marriott shall have provided to Sunrise a fully executed copy of the Marriott Consent.

(ii) Accuracy of Representations and Warranties. All of the representations and warranties of the Marriott Parties contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

(c) Termination of Agreement; Waiver of Conditions.

(i) Termination for Failure of Closing. If the Closing fails to occur on or prior to the Scheduled Closing Date for any reason, then, unless otherwise agreed to in writing, this Agreement shall automatically terminate in its entirety.

(ii) Sunrise Termination Right. Sunrise may, at its sole option, terminate this Agreement at any time prior to the Closing by written notice to Marriott so long as Sunrise complies with the terms of the Work Fee Letter.

(iii) Marriott Termination Right. Marriott may, at its sole option, terminate this Agreement at any time prior to the Closing by written notice to Sunrise in the event of any Material Adverse Change, as determined by Marriott in its sole discretion.

(iv) Effect of Termination. If this Agreement is terminated pursuant to Section 3(c)(i), 3(c)(ii) or 3(c)(iii) hereof, (A) Marriott may deliver to the Landlord Terminating Lease Notices with respect to each Lease (including each Continuing Lease, unless Marriott is released from its obligations under the related Lease Guaranty at or prior to the time of such termination) and (B) all further obligations of each Party under this Agreement shall terminate unless they specifically survive termination by the terms hereof. Simultaneously with the execution and delivery of this Agreement, Sunrise shall deliver undated Terminating Lease Notices with respect to each Lease (including each Continuing Lease), which Marriott shall be entitled to deliver to the Landlord pursuant to this Section 3(c)(iv) or Section 10(g) hereof.

(v) Waiver of Conditions. If any condition specified in Section 3(a) or 3(b) hereof is not satisfied on or prior to the Closing Date, the Closing shall occur if all Parties for whom any such condition is benefiting elect, in their sole discretion, to waive such condition in writing. Any election to waive a condition and to proceed to Closing shall be evidenced by a written document executed on behalf of all Parties waiving such condition.

4. Letter of Credit.

(a) Delivery. At Closing, Sunrise will cause KeyBank National Association (the “L/C Issuer”) to issue a letter of credit (the “Letter of Credit”) in the stated amount of eighty-five million dollars ($85,000,000), which shall be substantially in the form provided on Exhibit D attached hereto, for the benefit of Marriott.

(b) Validity. Sunrise shall ensure that the Letter of Credit is valid and enforceable during the L/C Validity Period. If the terms of the Letter of Credit specify an expiry date that is prior to the end of the L/C Validity Period, Sunrise shall extend the validity of the Letter of Credit at least thirty (30) days before such expiry date. If Sunrise does not extend the validity of the Letter of Credit at least thirty (30) days before such expiry date, Marriott shall be entitled to make a drawing under the Letter of Credit in full.

(c) Obligations Under the Lifecare Agreements. On or prior to the later of (i) November 30, 2018 and (ii) the date that is thirty (30) days prior to the stated expiration date of the Letter of Credit, Sunrise shall provide Marriott with credit support reasonably acceptable to Marriott in its sole discretion or, alternatively, cash, in each case to secure any then-remaining contingent obligations of Marriott under the Lifecare Agreements. If Sunrise does not do so, Marriott shall be entitled to make a drawing under the Letter of Credit in the amount of such obligations and retain such amount for Marriott’s own account, as security for any such obligations.

(d) Reductions of the Available Amount. The available amount of the Letter of Credit shall be reduced as follows:

(i) During each calendar year of the First Extended Term, the available amount of the Letter of Credit shall be reduced on a quarterly basis to the extent that Sunrise has made Lease Rental Payments with respect to such quarter from its own funds (and not pursuant to a drawing under the Letter of Credit) on a timely basis; provided that:

(A) Sunrise provides to Marriott evidence of such Lease Rental Payments;

(B) Sunrise delivers to Marriott an officer’s certificate, dated not less than two (2) days prior to such reduction, certifying that (1) the relevant Tenant has satisfied all of its payment obligations under such Lease, (2) such Tenant has complied in all material respects with all of its other obligations under such Lease, (3) such Lease is in full force and effect and unmodified and (4) to its actual knowledge, no Event of Default (as defined in such Lease) exists under such Lease; and

(C) not more than thirty (30) days prior to such reduction, Sunrise delivers to Marriott (1) a Landlord Estoppel Certificate in accordance with Section 10(c)(i) hereof or (2) so long as Landlord has not provided a notice of default under the Continuing Leases that remains uncured, the documents contemplated in Section 10(c)(ii) hereof (which documents are acceptable to Marriott in its sole discretion).

Schedule 4 attached hereto, which is provided for illustrative purposes only, sets forth expected Lease Rental Payments and reductions of the available amount of the Letter of Credit if such Lease Rental Payments are made.

(ii) Upon payment by Sunrise to Marriott of the NCF Payment as set forth in Section 5 hereof in respect of any year, the available amount of the Letter of Credit shall be reduced by $1,000,000.

(iii) If Sunrise provides an updated Schedule 3 to Marriott pursuant to Section 10(f) hereof, the available amount of the Letter of Credit shall be reduced by an amount equal to Marriott’s determination of any reduction of Marriott’s aggregate contingent liability under the Facility Bonds since the prior Schedule 3.

(iv) Upon the exercise of the Reduction Option pursuant to Section 7(a) hereof, the available amount of the Letter of Credit shall be reduced as provided in Section 7(a)(iv) hereof.

If the available amount of the Letter of Credit will be reduced in accordance with the foregoing, upon the request of Sunrise, Marriott shall, within ten (10) Business Days after such request, remit to Sunrise the Initial L/C Proceeds to the extent of such reduction and, after all of the Initial L/C Proceeds have been returned to Sunrise, execute and deliver to Sunrise an Available

Amount Reduction Certificate in the form attached to the Letter of Credit to effect such reduction, which executed certificate Marriott hereby authorizes Sunrise to send to the L/C Issuer.

(e) L/C Proceeds.

(i) Receipt of L/C Proceeds. If Marriott makes a drawing under the Letter of Credit as provided in Section 4(b) or 4(c), 4(g)(ii) or 4(h) hereof (any such drawing, a “L/C Proceeds Drawing”), Marriott shall hold the proceeds of such drawing (together with the Initial L/C Proceeds and less any withdrawals therefrom in accordance with this Section 4(e), collectively, the “L/C Proceeds”) as cash collateral for the Secured Obligations. Marriott shall have no obligation to hold the L/C Proceeds in any segregated or otherwise designated account. All interest or other income in respect of the L/C Proceeds shall be for Marriott’s account; provided that to the extent that Marriott is holding the L/C Proceeds as a result of a drawing in accordance with Section 4(g)(ii) hereof, then interest on such L/C Proceeds shall be calculated at a rate determined in Marriott’s sole discretion and held by Marriott as L/C Proceeds in accordance with this Section 4(e). Marriott shall send or cause to be sent to Sunrise quarterly statements in respect of the L/C Proceeds and shall notify Sunrise promptly of any withdrawals made from the L/C Proceeds.

(ii) Use of the L/C Proceeds. Marriott shall use the L/C Proceeds for the following purposes and for no other purpose:

(A) If Marriott makes any payment or performance in respect of the First Extended Term of a Lease pursuant to any Lease Guaranty, Marriott shall be permitted to withdraw from the L/C Proceeds, and retain for its account, to be held or applied by Marriott in accordance with this Section 4(e), an amount equal to the amount of such payment or, in the case of performance, any costs, expenses and damages sustained by Marriott in respect thereof except to the extent previously reimbursed by Sunrise.

(B) If Sunrise makes any Lease Rental Payment in respect of the First Extended Term of a Continuing Lease after an L/C Proceeds Drawing is made, within ten (10) Business Days after Marriott’s receipt of evidence of such payment, Marriott shall withdraw from the L/C Proceeds and reimburse Sunrise for any such amounts; provided that Marriott may, in its reasonable discretion, elect not to reimburse Sunrise from the L/C Proceeds if the remaining L/C Proceeds would be insufficient to satisfy all remaining Secured Obligations.

(C) Marriott shall be permitted to withdraw from the L/C Proceeds, and retain for its account, such amounts equal to Sunrise’s obligations to pay the Minimum Payments, as and when they become due pursuant to and in accordance with the terms of this Agreement.

(D) If Marriott makes any payment or performance pursuant to any Lifecare Agreement, Marriott shall be permitted to withdraw from the L/C

Proceeds, and retain for its account, to be held or applied by Marriott in accordance with this Section 4(e), an amount equal to the amount of such payment or, in the case of performance, any costs, expenses and damages sustained by Marriott in respect thereof except to the extent previously reimbursed by Sunrise.

(E) If Sunrise makes any payment pursuant to the Facility Bonds after an L/C Proceeds Drawing is made, within ten (10) Business Days after Marriott’s receipt of evidence of such payment, Marriott shall withdraw from the L/C Proceeds and reimburse Sunrise for such amounts; provided that Marriott may, in its reasonable discretion, elect not to reimburse Sunrise from the L/C Proceeds if the remaining L/C Proceeds would be insufficient to satisfy all remaining Secured Obligations.

(F) Marriott shall be permitted to withdraw from the L/C Proceeds, and retain for its account, an amount equal to any Expenses and for which it has provided invoices or other appropriate supporting documentation to Sunrise.

(iii) Remittance of Remaining L/C Proceeds and Letter of Credit. On or before the first to occur of (a) April 30, 2019 and (b) one hundred twenty (120) days following the Release Date, Marriott shall remit to Sunrise any remaining L/C Proceeds and the Letter of Credit except (A) as provided in Section 4(c) hereof and (B) to the extent otherwise required to secure any then-remaining Secured Obligations.

(f) Letter of Credit Notices. Marriott shall send Sunrise a simultaneous copy of any notice or correspondence it sends to the L/C Issuer and shall promptly send Sunrise a copy of any notice or correspondence it receives from the L/C Issuer. Sunrise shall send Marriott a simultaneous copy of any notice or correspondence it sends to the L/C Issuer relating to the Letter of Credit and shall promptly send Marriott a copy of any notice or correspondence it receives from the L/C Issuer relating to the Letter of Credit.

(g) Drawings Under the Letter of Credit.

(i) Marriott may only make drawings under the Letter of Credit in accordance with the terms thereof. Marriott shall send or cause to be sent to Sunrise quarterly statements in respect of drawings under the Letter of Credit, specifying the reason for each drawing.

(ii) If:

(A) during the period commencing on the date hereof and ending on December 31, 2013, either of the following conditions are satisfied:

(1) the L/C Issuer is rated less than “BBB+” by S&P or less than “Baa-1” by Moody’s; or

(2) the L/C Issuer is rated less than “A-” by S&P and less than “A3” by Moody’s; or

(B) after December 31, 2013, the L/C Issuer is rated less than “A-” by S&P or less than “A3” by Moody’s,

Marriott shall be entitled to make a drawing under the Letter of Credit in full. If Marriott intends to make a drawing under the Letter of Credit as a result thereof, Marriott shall give Sunrise written notice thereof (a “Ratings Notice”). Sunrise shall have fifteen (15) Business Days following the date of such Ratings Notice to provide Marriott with a replacement letter of credit on the same terms as the Letter of Credit issued by a financial institution with a credit rating not less than “A-” by S&P and “A3” by Moody’s (a “Replacement L/C”). Notwithstanding anything to the contrary set forth in the Letter of Credit, Marriott agrees that it shall not make a drawing as a result of any such rating reduction of the L/C Issuer unless such fifteen (15) Business Day period has lapsed and Sunrise has not provided the Replacement L/C within such period. Any Replacement L/C provided to Marriott hereunder shall be deemed to be the “Letter of Credit” for all purposes of this Agreement.

(h) Payment of Additional Cash Collateral. If the “Stated Expiration Date” of the Letter of Credit has not been extended until at least April 30, 2019, then on or before December 15, 2018, Sunrise shall provide to Marriott an additional cash amount in an amount equal to the then-available amount under the Letter of Credit as additional L/C Proceeds. If Sunrise does not provide such additional cash amount by such date, Marriott shall be entitled to make a drawing under the Letter of Credit in full.

5. NCF Payments.

(a) Payment. Subject to Section 7 hereof, on or before the date that is sixty (60) days following the last day of each calendar year occurring during the First Extended Term (each such date, an “NCF Payment Date”, and each such year, a “Subject Year”), Sunrise shall pay Marriott the NCF Payment, together with a statement showing the calculation thereof and reasonable backup documentation with respect thereto.

(b) NCF Payment. The “NCF Payment”, as calculated for each NCF Payment Date, shall mean an amount equal to:

(i) Thirty percent (30%) multiplied by the Net Cash Flow with respect to the related Subject Year for the facilities leased pursuant to the Continuing Leases, reduced by

(ii) The Sunrise Security Expenses incurred with respect to such Subject Year;

provided that in no event shall the NCF Payment payable on any NCF Payment Date be less than $1,000,000 (the “Minimum Payment”).

(c) Financial Definitions.

(i) “Facility Expenses” shall mean the sum of the following:

(A) All expenses of Sunrise, the Tenants and their Affiliates with respect to the facilities leased pursuant to the Continuing Leases, consistently allocated among all properties owned, leased or managed by Sunrise in accordance with its system-wide financial allocations, practices and policies, provided that for purposes of calculating Facility Expenses the following shall be excluded: (i) any management fee payable to the manager or operator (whether or not Sunrise or its Affiliate is the manager or operator); (ii) depreciation; and (iii) amortization;

(B) Cash lease payments made by a Tenant (including, without limitation, with respect to the ground lease for the facility known as The Colonnades); and

(C) An annual capital expenditure reserve of $2,500 per unit, based on 2011 numbers, which reserve shall be increased by three percent (3%) annually.

(ii) “Facility Revenues” shall mean all revenues to Tenant from the facilities leased pursuant to the Continuing Leases, provided that for purposes of calculating Facility Revenues, any entrance fee amortization and net entrance fee cash with respect to The Colonnades and Bedford Court shall be excluded.

(iii) “Net Cash Flow” shall mean Facility Revenues minus Facility Expenses.

(iv) “Sunrise Security Expenses” shall mean the lesser of (A) Sunrise’s actual costs and expenses relating to the issuance of the Letter of Credit, including letter of credit fees and costs of, and expenses relating to, credit enhancement in connection therewith and (B) the following amounts with respect to the specified calendar years occurring during the First Extended Term: 2014 - $8,498,274; 2015 - $6,953,133; 2016 - $5,021,707; 2017 - $2,000,000; 2018 - $1,000,000. For the purposes of calculating Sunrise’s actual costs and expenses, (a) the aggregate costs and expenses incurred by Sunrise in 2012 and 2013 relating to the issuance of the Letter of Credit, including letter of credit fees and costs of, and expenses relating to, credit enhancement in connection therewith will be allocated to the First Extended Term on the following basis: 2014 = 32.4%; 2015 = 26.5%, 2016 = 19.1%, 2017 = 13.2%, 2018 = 8.8%, and (b) Sunrise’s actual costs and expenses will include the implied cost of all cash provided by Sunrise to secure the Letter of Credit, such implied cost to be calculated at (1) a rate as if the amount of cash collateral had been drawn on Sunrise’s line of credit or (2) if Sunrise does not have a line of credit, at five percent (5%). Documentation supporting all actual costs and expenses shall be submitted to Marriott and certified by an officer of Sunrise.

6. No Collateral Event. The Marriott Parties hereby agree that, notwithstanding anything to the contrary set forth in the Reimbursement Agreement, commencing January 1, 2014, no Collateral Event shall be deemed to have occurred with respect to the Continuing Leases, the Continuing Lease Guaranties or the Lifecare Agreements so long as, and at any time that, the Letter of Credit is in effect or Marriott is in possession of L/C Proceeds, in each case sufficient to satisfy the Secured Obligations in full.

7. Reduction Option; Early Release of Marriott.

(a) Reduction Option. Notwithstanding anything to the contrary set forth in this Agreement, Sunrise may, by written notice to Marriott (the “Reduction Option Notice”) on or before the Reduction Option Outside Date, elect not to extend the terms of any or all of the Continuing Leases (the Leases that the Tenants have so elected not to extend, the “Option Facilities”), in which case Sunrise shall deliver to the Landlord, with a copy to Marriott, on or before the Reduction Option Outside Date, Terminating Lease Notices in respect of the Option Facilities and Continuing Lease Notices in respect of any other Continuing Leases that are not Option Facilities, if any, for which Sunrise had not previously sent to Landlord a Continuing Lease Notice. To the extent Sunrise so elects and complies with the notice requirements set forth in the immediately preceding sentence, then the following provisions shall be effective:

(i) The definition of “Terminating Leases” shall automatically be deemed to include the Option Facilities;

(ii) The definition of “Continuing Leases” shall automatically be deemed to exclude the Option Facilities;

(iii) Schedules 1 and 2 attached hereto shall automatically be deemed to be amended accordingly;

(iv) The available amount of the Letter of Credit shall be reduced consistent with Schedule 4 in respect of the Option Facilities and Marriott shall authorize such reduction in accordance with Section 4(d) hereof within ten (10) business days of the date of the Reduction Option Notice;

(v) Marriott shall be authorized to send to the Landlord the Terminating Lease Notices and the Continuing Lease Notices, if any, that were delivered by Sunrise in connection with the Reduction Option Notice, as set forth above; and

(vi) If the Option Facilities constitute all of the Continuing Leases, then Sunrise shall pay to Marriott an amount equal to five hundred thousand dollars ($500,000) as a reduction fee.

The “Reduction Option Outside Date” shall mean the earlier to occur of (a) March 31, 2012 and (b) ten (10) days following receipt by any Tenant of any request by the Landlord, pursuant to Section 3.03 of each of the Leases, to notify it as to whether such Tenant intends to terminate a Continuing Lease.

(b) Early Release of Marriott. Except as otherwise provided in Section 7(a) hereof, if following the Closing and prior to the end of the First Extended Term, the Landlord releases Marriott completely from its past, present and future obligations and liabilities under all of the Lease Guaranties in respect of the Continuing Leases (the effective date of such release, the “Release Date”), then:

(i) on the Release Date, Sunrise shall pay to Marriott:

(A) If the Release Date occurs on or prior to the date that is ninety (90) days following the Closing Date, an amount equal to five hundred thousand dollars ($500,000) as an early termination fee;

(B) if the Release Date occurs following the date that is ninety (90) days following the Closing Date but on or before December 31, 2013, an amount equal to two million dollars ($2,000,000) as an early termination fee; or

(C) if the Release Date occurs after December 31, 2013, an amount equal to the sum of:

(1) the prorated NCF Payment for the period beginning on January 1 of the year in which the Release Date occurs and ending on the Release Date; plus

(2) one million dollars ($1,000,000) as an early termination fee;

(ii) Sunrise shall thereafter have no obligation to make any further NCF Payments;

(iii) Sunrise shall provide Marriott with credit support reasonably acceptable to Marriott in its sole discretion or, alternatively, cash, in each case to secure any then-remaining contingent obligations of Marriott under the Lifecare Agreements; and

(iv) within one hundred twenty (120) days following (A) Marriott’s receipt of the amount payable pursuant to clause (i) above and (B) satisfaction of the condition in clause (iii) above, Marriott shall return the Letter of Credit to Sunrise or remit any L/C Proceeds to Sunrise, as the case may be.

8. Security Interests.

(a) In order to secure the full and punctual observance and performance by each Sunrise Party of all of the Secured Obligations, each Sunrise Party hereby assigns and pledges to Marriott, and grants to Marriott, a first priority security interest in and to, and a lien upon and right of set-off against, and transfers to Marriott, with power of sale, all of each Sunrise Party’s right, title and interest in and to:

(i) the L/C Proceeds; and

(ii) all interest, income, proceeds, distributions and collections received or to be received, or derived or to be derived, now or any time hereafter (whether before or after the commencement of any proceeding under applicable bankruptcy, insolvency or similar law, by or against any Sunrise Party or with respect to any Sunrise Party) from or in connection with any of the foregoing (including, without limitation, any security entitlements in respect of any of the foregoing)

(the items described in clauses (i) and (ii) above being herein collectively called the “Collateral”). Marriott shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to Marriott by this Agreement.

(b) The Security Interests are granted as security only and shall not subject Marriott to, or transfer or in any way affect or modify, any obligation or liability of any Sunrise Party with respect to any of the Collateral or any transaction in connection with the Secured Obligations.

(c) The Parties expressly agree that, in accordance with Section 4(e)(i) hereof, upon Marriott’s receipt of the L/C Proceeds, Marriott shall have possession of the L/C Proceeds and consequently the Security Interests therein shall be perfected by possession in accordance with Section 3-313(a) of the UCC.

(d) Each Sunrise Party shall, at the expense of such Sunrise Party and in such manner and form as Marriott may require, give, execute, deliver, file and record any financing statement, notice, instrument, document, instruments of transfer or other papers that may, in Marriott’s sole discretion, be necessary or desirable in order (i) to create, preserve, perfect, substantiate or validate any Security Interest or (ii) to enable Marriott to exercise and enforce its rights hereunder with respect to Security Interest.

(e) Each Sunrise Party shall warrant and defend such Sunrise Party’s title to the Collateral, subject to the rights of Marriott, against the claims and demands of all Persons. Marriott may elect, but without an obligation to do so, to discharge any Lien of any third party on any of the Collateral.

(f) No Sunrise Party shall change its (i) name or identity in any manner or (ii) principal place of residence, unless in any such case (A) such Sunrise Party shall have given Marriott not less than thirty (30) days’ prior notice thereof and (B) such change shall not cause any of the Security Interests to become unperfected or subject any Collateral to any other Lien.

(g) No Sunrise Party shall (i) create or permit to exist any Lien (other than the Security Interests) with respect to the Collateral, (ii) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or (iii) enter into or consent to any agreement pursuant to which any Person has or will have Control in respect of any Collateral.

(h) No Sunrise Party has performed nor shall perform any act that might prevent Marriott from enforcing any of the terms of this Agreement or that might limit Marriott in any such enforcement.

(i) Each Sunrise Party shall, forthwith upon demand, pay to Marriott (i) the amount of any taxes that Marriott may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon and (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, that Marriott may incur in connection with (A) the enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of the Security Interests, (B) the collection, sale or other disposition of any of the Collateral, (C) the exercise by Marriott of any of the rights conferred upon it hereunder or (D) any ARL Event of Default. Any such amount not paid on demand shall bear interest (computed on the basis of a year of 360 days and payable for the actual number of days elapsed) at a rate per annum equal to five percent (5%) plus the prime rate as published in The Wall Street Journal, Eastern Edition in effect from time to time during the period from the date hereof to the date of the termination of this Agreement.

(j) If any ARL Event of Default shall have occurred and be continuing, Marriott may exercise all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, may, subject to the provisions of Section 8(k) hereof:

(i) deliver or cause to be delivered to itself or to an Affiliate from the Collateral, Collateral sufficient to satisfy in full all Secured Obligations, whereupon Marriott shall hold Collateral absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of any Sunrise Party that may be waived or any other right or claim of any Sunrise Party, and each Sunrise Party, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that each Sunrise Party has or may have under any law now existing or hereafter adopted;

(ii) sell any Collateral as may be necessary to generate proceeds sufficient to satisfy in full all Secured Obligations, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as Marriott may deem satisfactory;

(iii) apply any Cash then existing as Collateral to any Secured Obligation; and

(iv) take any combination of the actions described in clauses (i) through (iii) above;

provided that Marriott shall give Sunrise not less than one day’s prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral that threatens to decline speedily in value or is of a type customarily sold on a recognized market. Marriott and each Sunrise Party agrees that such notice constitutes “reasonable authenticated notification of disposition” within the meaning of Section 9-611 of the UCC.

(k) If an ARL Event of Default shall have occurred and be continuing, Marriott may proceed to realize upon the Security Interests in the Collateral against any one or more of the types of Collateral, at any time, as Marriott shall determine in its sole discretion subject to the foregoing provisions of this Section 8. The proceeds of any sale of, or other realization upon, or other receipt from, any of the Collateral shall be applied by Marriott in the following order of priorities:

(i) first, to the payment to Marriott of the expenses of such sale or other realization, including reasonable compensation to the agents and counsel of Marriott, and all expenses, liabilities and advances incurred or made by Marriott in connection therewith, including brokerage fees in connection with the sale by Marriott of any Collateral;

(ii) second, to the payment to Marriott of the aggregate amount (or the value of any delivery or other performance) owed by each Sunrise Party to Marriott under the Secured Obligations;

(iii) third, to Sunrise in an amount equal to any payments made by Sunrise of Lease Rental Payments in respect of the First Extended Term of a Continuing Lease or pursuant to the Facility Bonds, in each case after an L/C Proceeds Drawing is made and within ten (10) Business Days after Marriott’s receipt of evidence of such payment; provided that Marriott may, in its reasonable discretion, elect not to reimburse Sunrise for any such payments if the remaining proceeds would be insufficient to satisfy all remaining Secured Obligations; and

(iv) finally, if all of the Secured Obligations have been fully discharged or sufficient funds have been set aside by Marriott at the request of Sunrise for the discharge thereof, any remaining proceeds shall be released to Sunrise on behalf of all of the Sunrise Parties.

9. Representations and Warranties.

(a) Representations and Warranties of the Marriott Parties. Each of the Marriott Parties represents and warrants to Sunrise that the representations and warranties contained in this Section 9(a) are true and correct as of the Effective Date.

(i) Organization of the Marriott Parties. Such Marriott Party is duly incorporated or formed, validly existing and in good standing under the Laws of the state of its organization or formation and is qualified to do business in each jurisdiction in which the nature of its business or the properties owned or leased by it requires such qualification, except where the failure to be so qualified would not have a material adverse affect on such Marriott Party.

(ii) Power and Authority. Each Marriott Party has all necessary corporate power and authority to own, lease and operate its properties and assets, to carry on its businesses as now conducted, to enter into this Agreement and the other documents contemplated hereby to which it is a party and to consummate the Transactions.

(iii) Due Authorization; Enforceability. This Agreement and each other document contemplated hereby to which such Marriott Party is a party has been duly authorized, executed and delivered by such Marriott Party and constitutes the legal, valid and binding obligation of such Marriott Party, enforceable against it in accordance with the terms thereof.

(iv) Noncontravention. Neither the execution and the delivery of this Agreement nor the consummation of the Transactions will (A) violate any Law, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which such Marriott Party is subject or any provision of its

Organizational Documents, (B) result in the creation of any security interest or Lien upon any of the properties or assets of such Marriott Party, or (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, loan, financing or other arrangement to which such Marriott Party or any of its Affiliates is a party or by which it is bound or to which any of its assets is subject.

(v) Consents. The execution and delivery by each Marriott Party of this Agreement and the consummation of the Transactions, do not require any authorization, registration or filing with, or consent or approval of, any Governmental Authority, or any other Person, other than such authorization, consent or approval which has been received by such Marriott Party prior to the Effective Date.

(vi) Litigation. There are no actions, proceedings or investigations, pending against or affecting any Marriott Party (A) seeking to enjoin, challenge or collect damages in connection with the Transactions or (B) that could reasonably be expected to materially and adversely affect the ability of such Marriott Party to consummate the Transactions.

(vii) Brokers’ Fees. None of the Marriott Parties nor any of their Affiliates has had any contact or dealings with any Person or broker which would give rise to the payment of any fee or brokerage commission in connection with this Agreement, the Exhibits and Schedules attached hereto or any other document to be executed and delivered in connection herewith or the Transactions.

(b) Representations and Warranties of the Sunrise Parties. Each of the Sunrise Parties represents and warrants to the Marriott Parties that the representations and warranties contained in this Section 9(b) are true and correct as of the Effective Date.

(i) Organization of the Sunrise Parties. Such Sunrise Party is duly incorporated or formed, validly existing and in good standing under the Laws of the state of its organization or formation and is qualified to do business in each jurisdiction in which the nature of its business or the properties owned or leased by it requires such qualification, except where the failure to be so qualified would not have a material adverse affect on such Sunrise Party.

(ii) Power and Authority. Each Sunrise Party has all necessary corporate or limited liability company power and authority to own, lease and operate its properties and assets, to carry on its businesses as now conducted, to enter into this Agreement and the other documents contemplated hereby to which it is a party and to consummate the Transactions.

(iii) Due Authorization; Enforceability. This Agreement and each other document contemplated hereby to which such Sunrise Party is a party has been duly authorized, executed and delivered by such Sunrise Party and constitutes the legal, valid and binding obligation of such Sunrise Party, enforceable against it in accordance with the terms thereof.

(iv) Noncontravention. Neither the execution and the delivery of this Agreement nor the consummation of the Transactions will (A) violate any Law, injunction, judgment, order, decree, ruling, charge, or other restriction of any Governmental Authority to which such Sunrise Party is subject or any provision of its Organizational Documents, (B) result in the creation of any security interest or Lien upon any of the properties or assets of such Sunrise Party, or (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, loan, financing or other arrangement to which such Sunrise Party or any of its Affiliates is a party or by which it is bound or to which any of its assets is subject.

(v) Consents. The execution and delivery by each Sunrise Party of this Agreement and the consummation of the Transactions, do not require any authorization, registration or filing with, or consent or approval of, any Governmental Authority, or any other Person, other than such authorization, consent or approval which has been received by such Sunrise Party prior to the Effective Date.

(vi) Litigation. There are no actions, proceedings or investigations, pending against or affecting any Sunrise Party (A) seeking to enjoin, challenge or collect damages in connection with the Transactions or (B) that could reasonably be expected to materially and adversely affect the ability of such Sunrise Party to consummate the Transactions.

(vii) Brokers’ Fees. None of the Sunrise Parties nor any of their Affiliates has had any contact or dealings with any Person or broker which would give rise to the payment of any fee or brokerage commission in connection with this Agreement, the Exhibits and Schedules attached hereto or any other document to be executed and delivered in connection herewith or the Transactions.

(viii) Leases. (A) Each Tenant has satisfied all of its payment obligations under each Lease to which it is a party and has complied in all material respects with all of its other obligations under each such Lease, (B) each Lease is in full force and effect and unmodified (except as set forth in Schedule 1 or 2 attached hereto), (C) as of the Closing Date, all Lease Rental Payments theretofore due and payable has been paid in full, (D) to their actual knowledge, no Event of Default (as defined in such Lease) then exists under such Lease and (E) each Tenant is a wholly-owned subsidiary of Sunrise.

(ix) Lifecare Agreements. (A) Each Sunrise Party has satisfied all of its payment obligations under each Lifecare Agreement to which it is a party and has complied in all material respects with all of its other obligations under each such Lifecare Agreement and (B) each Lifecare Agreement is in full force and effect and unmodified (except as set forth in Schedule 3 attached hereto).

(x) Leases, Lease Guaranties and Lifecare Agreements. Schedule 1 attached hereto lists all of the Continuing Leases and Continuing Lease Guaranties and all amendments, supplements and other material modifications thereof. Schedule 2 attached hereto lists all of the Terminating Leases and related Lease Guaranties and all amendments, supplements and other material modifications thereof. Schedule 3 attached hereto lists all of the Lifecare Agreements, all amendments, supplements and other material modifications thereof and sets forth an accurate calculation of Marriott’s aggregate contingent liability with respect to the Facility Bonds. Sunrise has delivered to Marriott true, complete and correct copies of each Lease.

(xi) The Collateral. Each Sunrise Party (A) owns and, at all times prior to the release of the Collateral pursuant to the terms of this Agreement, will own the Collateral free and clear of any Liens (other than the Security Interests) and (B) is not and will not become a party to or otherwise be bound by any agreement, other than this Agreement, that (1) restricts in any manner the rights of any present or future owner of the Collateral in respect thereof or (2) provides any Person with Control with respect to any Collateral. No financing statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien, security interest or other encumbrance of any kind on such Collateral.

(xii) Security Interests. Upon Marriott’s receipt of the L/C Proceeds in accordance with Section 4(e)(i) hereof, Marriott will have a valid and perfected Security Interest in such Collateral. No registration, recordation or filing with any governmental body, agency or official is required in connection with the perfection or enforcement of the Security Interests.

(c) Indemnification. Each of the Marriott Parties, on the one hand, and the Sunrise Parties, on the other hand, agrees to indemnify and hold harmless the other from any losses, claims, damages, costs and expenses arising from any of its representations and warranties made in this Section 9 being untrue in any material respect as of the Effective Date or as of the Closing Date.

10. Covenants.

(a) No Extension/Termination Notices. Marriott shall not send to the Landlord any notice terminating any Lease, except as provided in Section 3(c)(iv) or 10(g) hereof. No Sunrise Party shall send to the Landlord any notice extending the term of any Lease, except for any Continuing Lease Notice pursuant to Section 2(b) hereof.

(b) Assignment of Leases, Etc. Unless and until Marriott has been released from the Lease Guaranties or the Leases have expired:

(i) no Tenant may assign or otherwise transfer any Lease, except to an entity Controlled (as defined in the definition of “Affiliate”) by Sunrise; and

(ii) Sunrise shall not sell, assign or otherwise transfer its direct or indirect interest in any Tenant without the consent of Marriott.

(c) Landlord Estoppel Certificates. Unless and until Marriott has been released from the Lease Guaranties, within thirty (30) days after the Effective Date, and once between January 1st and February 15th of each calendar year thereafter, the relevant Tenant shall request from the Landlord a Landlord Estoppel Certificate with respect to each Continuing Lease, each of which shall be dated not more than ten (10) days earlier than the date received by Marriott. If any Landlord Estoppel Certificate is:

(i) delivered to such Tenant, Sunrise shall deliver to Marriott such Landlord Estoppel Certificate; or

(ii) not delivered to such Tenant, Sunrise shall provide to Marriott (A) a Landlord Estoppel Certificate executed by Sunrise and (B) a written explanation as to why the Landlord did not deliver such Landlord Estoppel Certificate.

(d) Notices of Default, Etc. Sunrise shall promptly, and in any event within five (5) days, notify Marriott of (i) any ARL Event of Default described in clause (b) or (c) of the definition thereof, (ii) any Event of Default under any Lease (as defined in such Lease) or (iii) any default under any Facility Bond or Continuing Care Agreement.

(e) Notices Under the Leases, Lease Guaranties and Facility Bonds. Sunrise shall provide to Marriott copies of each material notice it sends or receives with respect to any Lease, Lease Guaranty or Facility Bond.

(f) Updated Schedule 3. On or before March 31, June 30, September 30 and December 31 of each year, Sunrise shall deliver to Marriott an updated Schedule 3, including a revised calculation of Marriott’s aggregate contingent liability under the Facility Bonds as of such date.

(g) Terminating Lease Notices. Sunrise hereby authorizes Marriott to deliver, on or after October 1, 2016, Terminating Lease Notices to the Landlord with respect to the Continuing Leases relating to lease terms commencing after December 31, 2018.

(h) Amendments to Work Fee Letter. The Work Fee Letter is amended as follows: (i) Section 2 of the Work Fee Letter is amended by replacing the date of “December 15, 2011” therein with “December 29, 2011” and by replacing the date of “December 20, 2011” therein with “January 3, 2012”; and (ii) Section 4 of the Work Fee Letter is amended by replacing the date of “December 15, 2011” therein with “December 29, 2011”. Except for such amendments, the Work Fee Letter shall remain in full force and effect and unchanged.

11. Survival; Specific Performance.

(a) The representations and warranties made by the Marriott Parties in Section 9(a) hereof and the representations and warranties made by the Sunrise Parties in Section 9(b) hereof shall survive the Closing until the expiration of the applicable period of limitations. All of the other covenants and agreements of the Parties in this Agreement to be observed or performed, in whole or in part, after the Closing Date shall, except as otherwise set forth herein, survive the Closing without limitation to the extent required to effectuate the relevant post-Closing performance. The termination of the representations, warranties and indemnification provided herein shall not affect the rights of the Parties hereunder in respect of any claim made in reasonable detail in a writing received by a Party to whom such claim is made prior to the expiration of the applicable survival period provided herein.

(b) Each of the Parties acknowledges and agrees that (i) the terms and provisions of this Agreement are unique and complex in nature, and (ii) in addition to any other remedy available at law, or in equity, or both, any Party may and shall be entitled to seek the remedy of specific performance against a Party in default or breach of its obligations under this Agreement and such remedy is fair, equitable and practicable.

12. Miscellaneous.

(a) Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a “notice”) must be in writing and may be served personally, by facsimile or by a nationally recognized overnight courier service that provides written proof of delivery (such as UPS or Federal Express), addressed as follows:

If to a Marriott Party to:	c/o Marriott International, Inc. 10400 Fernwood Road Bethesda, MD 20817 Attention: General Counsel Facsimile No.: (301) 380-6727

With a copy to:	Baker Botts L.L.P. 1299 Pennsylvania Avenue, N.W. Washington, D.C. 20004 Attention: David G. Pommerening Facsimile No.: (202) 585-1012

If to a Sunrise Party:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: Chief Executive Officer Facsimile: (703) 744-1628

With a copy to:	c/o Sunrise Senior Living, Inc. 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102 Attn: General Counsel Facsimile: (703) 744-1628

and to:	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: Eugene A. Pinover, Esq. Facsimile: (212) 728-9254

Any notice which is (a) personally served shall be effective upon the date of service, (b) sent by facsimile shall be effective upon confirmation of receipt in legible form and (c) sent by a nationally recognized overnight courier shall be effective on the date of delivery to the Party at its address specified above as set forth in the courier’s delivery receipt. Any Party may, by notice to the others from time to time in the manner herein provided, specify a different address for notice purposes.

(b) Counterparts; Facsimile or Electronic Signatures. This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each Party shall become bound by this Agreement immediately upon affixing its signature hereto. Signatures transmitted by facsimile or electronic transmission may be used in place of original signatures on this Agreement, and the Parties intend to be bound by the signatures on any such document transmitted by facsimile or electronic transmission.

(c) Entire Agreement. This Agreement, the Reimbursement Agreement, the Purchase Agreement, the Confidentiality Agreement, the Cash Collateral Agreement and the Work Fee Letter constitute the entire understandings and agreements among the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, representations or understandings between or among them relating to the subject matter hereof and thereof. All preceding agreements relating to the subject matter hereof or thereof, whether written or oral are hereby merged into this Agreement. This Agreement may not be modified in any manner except by an instrument in writing signed by all of the Parties.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule, whether of the State of New York or any other jurisdiction, that would cause the application of the laws of any jurisdiction other than the State of New York.

(e) Waiver. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by any Marriott Party or Sunrise Party of a breach of any representation, warranty or covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other representation, warranty, covenant or condition of this Agreement. No waiver by any Marriott Party or Sunrise Party shall be effective except pursuant to an instrument in writing signed by such Party.

(f) Severability. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

(g) Attorneys’ Fees. If any Marriott Party or Sunrise Party brings an action at law or other proceeding (including arbitration) against the other to enforce or interpret any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Agreement, or by reason of any breach or default hereunder or thereunder, the Party(ies) prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its reasonable out-of pocket costs and reasonable out-of-pocket attorneys’ fees.

(h) Successors and Assigns. This Agreement shall be binding upon the Parties and their respective permitted successors and assigns. No Party shall be permitted to assign this Agreement except that, in connection with the direct or indirect sale or transfer of all or substantially all of the stock or assets of such Party to another Person, any Party may assign this Agreement to such Person.

(i) Confidentiality. The provisions of this Agreement (and any other discussions or other matters relating to the subject matter hereof) are confidential and shall not be disclosed by any Sunrise Party or Marriott Party without the prior written consent of the other than (i) to the Parties’ respective advisers (including legal and financial advisers), (ii) as required by law or any applicable regulatory body or the rules of any stock exchange with whose rules Sunrise or the Marriott Parties (as the case may be) are obliged to comply, including, without limitation, any accounting rules or financial disclosure rules; provided that, except for disclosures by Sunrise or Marriott of any Relevant Agreement or its subject matter in Sunrise’s or Marriott’s financial statements, as applicable, where legally permitted, the disclosing Party notify the other Party in writing of such required disclosure as much in advance as practicable and reasonably cooperate with the other Party to limit the scope of such disclosure, (iii) to the Landlord or to the L/C Issuer and their respective advisers (including legal and financial advisers) on a need to know basis or (iv) to any prospective or existing lenders. Notwithstanding the foregoing, each Party acknowledges that the effect of the Transactions (if consummated) will require public disclosure by the other Party. Subject to clause (ii) of the first sentence of this Section 12(i) and the immediately preceding sentence, any press release or other written release to the public of information with respect to the Transactions contemplated by this Agreement, or any matters set forth in this Agreement, made by any Party on or as of the Effective Date will be made only in the form approved in writing by all Parties, which approval shall not be unreasonably withheld, conditioned or delayed, except to the extent required by applicable Law.

(j) Further Assurances. Subject to the terms and conditions of this Agreement, whether before, at or following the Closing, each of the Parties shall execute such further documents and shall take such further actions as may be reasonably necessary or desirable to accomplish the Transactions at the sole cost of the requesting Party, unless otherwise provided herein to be without charge to the requesting Party or at the cost or expense of the responding Party.

(k) No Third-Party Beneficiaries. The provisions of this Agreement are and will be for the benefit of the Parties and their permitted successors and assigns only and are not for the benefit of any other Person unless expressly set forth to the contrary herein or therein; and, accordingly, no third party shall have the right to enforce the provisions of this Agreement except as set forth herein or therein.

(l) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(m) No Presumption. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(n) Incorporation of Exhibits and Schedules. The Exhibits and Schedules attached hereto are incorporated herein by reference and made a part hereof, but are expressly not included in the term “Agreement” as used herein, except as otherwise specified.

(o) Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment and performance in full of the Secured Obligations, (ii) be binding upon each Sunrise Party and each Sunrise Party’s heirs, distributees, executors, administrators, guardians and conservators and upon Marriott and its successors, transferees and assigns and (iii) inure to the benefit of, and be enforceable by, Marriott and its successors, transferees and assigns and by each Sunrise Party and each Sunrise Party’s heirs, distributees, executors, administrators, guardians and conservators.

(p) Change of Control. In connection with any Change of Control, Sunrise shall provide to Marriott (i) reasonable prior written notice of such Change of Control and (ii) an officer’s certificate, certifying that this Agreement and the Letter of Credit will remain unchanged and in full force and effect and enforceable against each of the parties thereto (other than the Marriott Parties) and any transferee or successor thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date set forth above.

MARRIOTT PARTIES:	MARRIOTT INTERNATIONAL, INC.

/s/ Carolyn B. Handlon
Name: Carolyn B. Handlon
Title: Vice President

MARRIOTT SENIOR HOLDING CO.

/s/ Carolyn B. Handlon
Name: Carolyn B. Handlon
Title: Authorized Signatory

MARRIOTT MAGENTA HOLDING COMPANY, INC.

/s/ Carolyn B. Handlon
Name: Carolyn B. Handlon
Title: Authorized Signatory

SUNRISE PARTIES:	SUNRISE SENIOR LIVING, INC.

/s/ Greg Neeb
Name: Greg Neeb
Title: Chief Investment and Administrative Officer

SUNRISE SENIOR LIVING SERVICES, INC.

/s/ David Haddock
Name: David Haddock
Title: Vice President and Secretary

SUNRISE CONTINUING CARE, LLC

/s/ David Haddock
Name: David Haddock
Title: Vice President and Secretary

SCHEDULE 1

Continuing Leases and Related Lease Guaranties

Part A: Continuing Leases

1.	Bedford Court (Montgomery County, Maryland)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of July 25, 1994, by HMC Retirement Properties, Inc. (Assignor) in favor of Health and Retirement Properties Trust (Assignee), the Assignment and Assumption of Lease and Acknowledgement of Guarantee, dated as of February 16, 1999, among Marriott Senior Living Services, Inc. (Assignor), Marriott Continuing Care, Inc. (Assignee) and Marriott International, Inc. (Guarantor), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

2.	Boca Pointe (Palm Beach, Florida)

Facilities Lease Agreement, dated as of February 14, 1994, by and between HMH Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Third Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMH Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

3.	The Colonnades (Albemarle County, Virginia)

Facilities Sublease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. (Sublandlord) and Marriott Senior Living Services, Inc. (Subtenant), as amended by the First Amendment to the Sublease, dated January 19, 1994, the Second Amendment of Sublease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Sublease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases and Contracts, dated as of May 16, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), the Assignment and Assumption of Sublease, dated as of May 4, 1998, between Marriott Senior Living Services, Inc. (Assignor) and Marriott

Continuing Care, Inc. (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

Underlying Lease: Retirement Community Development and Lease Agreement, dated as of April 1, 1989, by and between UREF Retirement Corporation (Lessor) and Marriott Corporation (Lessee), as assigned pursuant to the Assignment of Lease, dated as of October 7, 1993, by Marriott Corporation (Assignor) to HMC Retirement Properties, Inc. (Assignee).

Non-Disturbance and Recognition Agreement, dated as of October 8, 1993, by and among UREF Retirement Corporation, Host Marriott Corporation, HMC Retirement Properties, Inc., Marriott International Inc. and Marriott Senior Living Services Inc. (The Colonnades).

4.	The Jefferson (Arlington County, Virginia)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of July 25, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Retirement Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

Part B: Continuing Lease Guaranties

1. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Bedford Court).

2. Guaranty, by Marriott International, Inc. in favor of HMH Properties, Inc., dated as of February 14, 1994, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Boca Pointe).

3. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (The Colonnades).

Non-Disturbance and Recognition Agreement, dated as of October 8, 1993, by and among UREF Retirement Corporation, Host Marriott Corporation, HMC Retirement Properties, Inc., Marriott International, Inc. and Marriott Senior Living Services Inc. (The Colonnades).

4. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (The Jefferson).

SCHEDULE 2

Terminating Leases and Related Lease Guaranties

Part A: Terminating Leases

1.	Bellaire/Houston (Harris County, Texas)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, by and between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

2.	Calusa Harbour (Lee County, Florida)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Third Amendment to Lease, dated as of June 30, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fifth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of August 16, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), the Assignment and Assumption of Lease, dated as October 7, 1998, between Marriott Senior Living Services, Inc. (Assignor) and Marriott Continuing Care, Inc. (Assignee), the Amendment to Assignment and Assumption of Lease, dated as of November 6, 2000, by and between Marriott Continuing Care, LLC and Marriott Senior Living Services, Inc., and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

3.	Church Creek (Cook County, Illinois)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of January 16, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Third Amendment to Lease, dated as of June 30, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fifth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of September 7, 1994, between HMC Retirement Properties, Inc. (Assignor) and Church Creek Corporation (Assignee), the Assignment and Assumption of Lease, dated as of January 7, 1999, between Marriott Senior Living Services, Inc. (Assignor) and Marriott Continuing Care, Inc. (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by Church Creek Corporation (Assignor) in favor of SPTMRT Properties Trust.

4.	Deerfield Beach/Horizon Club (Broward County, Florida)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMH Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMH Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

5.	Palm Harbour (Pinellas County, Florida)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

6.	Port St. Lucie (St. Lucie County, Florida)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

7.	Scottsdale (Maricopa County, Arizona)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

8.	Sun City (Maricopa County, Arizona)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of June 16, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

9.	Villa Valencia (Orange County, California)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement, dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of September 7, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Retirement Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

10.	Virginia Beach (City of Virginia Beach, Virginia)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

Part B: Terminating Lease Guaranties

1. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Bellaire).

2. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Calusa Harbour).

3. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Church Creek).

4. Guaranty, by Marriott International, Inc. in favor of HMH Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Horizon Club).

5. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Palm Harbour).

6. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc. dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Port St. Lucie).

7. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Scottsdale).

8. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Sun City).

9. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Villa Valencia).

10. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Virginia Beach).

SCHEDULE 3

Lifecare Agreements

Part A: Facility Bonds

See attached Schedules 3.1 and 3.2.

Part B: Continuing Care Agreements

SCC operates the continuing care retirement communities known as “The Colonnades” and “Bedford Court” and enters into individual Continuing Care Agreements with individuals who will reside in the Community. The Continuing Care Agreements set forth the obligations and duties of SCC to provide individual living accommodations, common areas, recreational facilities, meals, and services, including certain health services to and for residents, and residents’ obligations and duties, including financial obligations to SCC.

Part C: Agreements of Undertaking

The Colonnades:

•

Agreement of Undertaking, dated as of December 1, 1988, between Marriott Corporation and Marriott Retirement Communities, Inc., as amended by an Amendment dated April 23, 1991, regarding The Colonnades.

•	Agreement of Undertaking, dated October 9, 1993, between Marriott International, Inc., as successor to Marriott Corporation, and Marriott Retirement Communities, Inc. regarding The Colonnades.

•

Letter Agreement, dated March 17, 1998, between Marriott International, Inc. as successor to Marriott International, Inc. and Marriott Senior Living Services, Inc. regarding the Agreement of Undertaking with respect to The Colonnades, dated October 9, 1993.

•	Agreement of Undertaking, dated April 1, 1998, between Marriott International, Inc. and Marriott Continuing Care, LLC regarding The Colonnades.

Bedford Court:

•	Agreement of Undertaking, dated May 1, 1998, between Marriott International, Inc. and Marriott Continuing Care, LLC regarding Bedford Court.

•	Agreement of Undertaking, dated February 16, 1999, between Marriott International, Inc. and Marriott Continuing Care, LLC regarding Bedford Court.

Part D: Marriott’s Aggregate Contingent Liability with respect to the Facility Bonds

Marriott’s aggregate contingent liability with respect to the Facility Bonds is $5,813,156.10, which is calculated by totaling the face amount of the Facility Bonds as of November, 2011 listed on Schedules 3.1 and 3.2.

SCHEDULE 3.1

Facility Bonds (The Colonnades)

RESIDENT LAST NAME	RESIDENT FIRST NAME	BALANCE Nov-11
[Resident]	[Resident]	125,394.00
[Resident]	[Resident]	263,296.80
[Resident]	[Resident]	85,005.00
[Resident]	[Resident]	143,683.20
[Resident]	[Resident]	198,135.00
[Resident]	[Resident]	75,425.00
[Resident]	[Resident]	37,345.50
[Resident]	[Resident]	37,345.50
[Resident]	[Resident]	77,625.00
[Resident]	[Resident]	91,813.50
[Resident]	[Resident]	170,038.80
[Resident]	[Resident]	217,908.00
[Resident]	[Resident]	155,358.00
[Resident]	[Resident]	155,250.00
[Resident]	[Resident]	209,529.00
[Resident]	[Resident]	158,850.00
[Resident]	[Resident]	146,898.00
[Resident]	[Resident]	95,409.90
[Resident]	[Resident]	118,289.00
[Resident]	[Resident]	171,009.00
[Resident]	[Resident]	148,606.00
[Resident]	[Resident]	218,428.20
[Resident]	[Resident]	156,150.00
[Resident]	[Resident]	194,917.50
[Resident]	[Resident]	136,841.40
[Resident]	[Resident]	240,817.00
[Resident]	[Resident]	244,548.00
[Resident]	[Resident]	131,859.00
[Resident]	[Resident]	86,544.00
[Resident]	[Resident]	234,018.00
[Resident]	[Resident]	90,009.00
[Resident]	[Resident]	283,070.00
[Resident]	[Resident]	189,603.00
[Resident]	[Resident]	263,296.80
[Resident]	[Resident]	240,840.00

Grand Total		$5,593,156.10

SCHEDULE 3.2

Facility Bonds (Bedford Court)

RESIDENT LAST NAME	RESIDENT FIRST NAME	BALANCE Nov-11
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	7,000.00

Grand Total		$220,000.00

SCHEDULE 4

Letter of Credit Available Amount Reductions (Lease Rental Payments)

	$18,294.69	$18,160.97	$14,382.99	$23,669.57	$74,508.22	$5,000.00	$2,000.00	$81,508.22		$4,259.20	$220.00	$85,987.42
3/31/2014	$17,379.96	$17,266.75	$13,677.88	$22,500.82	$70,825.41	$5,000.00	$2,000.00	$77,825.41	$3,682.81	TBD	TBD	TBD
6/30/2014	$16,465.22	$16,372.52	$12,972.78	$21,332.07	$67,142.59	$5,000.00	$2,000.00	$74,142.59	$3,682.81	TBD	TBD	TBD
9/30/2014	$15,550.49	$15,478.30	$12,267.67	$20,163.33	$63,459.78	$5,000.00	$2,000.00	$70,459.78	$3,682.81	TBD	TBD	TBD
12/31/2014	$14,635.75	$14,584.08	$11,562.56	$18,994.58	$59,776.97	$5,000.00	$2,000.00	$66,776.97	$3,682.81	TBD	TBD	TBD
3/31/2015	$13,721.02	$13,683.14	$10,850.64	$17,818.68	$56,073.49	$4,000.00	$2,000.00	$62,073.49	$4,703.48	TBD	TBD	TBD
6/30/2015	$12,806.28	$12,782.21	$10,138.72	$16,642.79	$52,370.00	$4,000.00	$2,000.00	$58,370.00	$3,703.48	TBD	TBD	TBD
9/30/2015	$11,891.55	$11,881.28	$9,426.80	$15,466.89	$48,666.52	$4,000.00	$2,000.00	$54,666.52	$3,703.48	TBD	TBD	TBD
12/31/2015	$10,976.81	$10,980.35	$8,714.88	$14,291.00	$44,963.04	$4,000.00	$2,000.00	$50,963.04	$3,703.48	TBD	TBD	TBD
3/31/2016	$10,062.08	$10,072.51	$7,995.94	$13,107.74	$41,238.27	$3,000.00	$2,000.00	$46,238.27	$4,724.77	TBD	TBD	TBD
6/30/2016	$9,147.35	$9,164.67	$7,277.00	$11,924.48	$37,513.49	$3,000.00	$2,000.00	$42,513.49	$3,724.77	TBD	TBD	TBD
9/30/2016	$8,232.61	$8,256.83	$6,558.06	$10,741.23	$33,788.72	$3,000.00	$2,000.00	$38,788.72	$3,724.77	TBD	TBD	TBD
12/31/2016	$7,317.88	$7,348.98	$5,839.12	$9,557.97	$30,063.95	$3,000.00	$2,000.00	$35,063.95	$3,724.77	TBD	TBD	TBD
3/31/2017	$6,403.14	$6,434.03	$5,112.95	$8,367.13	$26,317.25	$2,000.00	$2,000.00	$30,317.25	$4,746.70	TBD	TBD	TBD
6/30/2017	$5,488.41	$5,519.07	$4,386.79	$7,176.29	$22,570.55	$2,000.00	$2,000.00	$26,570.55	$3,746.70	TBD	TBD	TBD
9/30/2017	$4,573.67	$4,604.11	$3,660.62	$5,985.45	$18,823.85	$2,000.00	$2,000.00	$22,823.85	$3,746.70	TBD	TBD	TBD
12/31/2017	$3,658.94	$3,689.15	$2,934.45	$4,794.61	$15,077.15	$2,000.00	$2,000.00	$19,077.15	$3,746.70	TBD	TBD	TBD
3/31/2018	$2,744.20	$2,766.86	$2,200.84	$3,595.95	$11,307.86	$1,000.00	$2,000.00	$14,307.86	$4,769.29	TBD	TBD	TBD
6/30/2018	$1,829.47	$1,844.58	$1,467.23	$2,397.30	$7,538.57	$1,000.00	$2,000.00	$10,538.57	$3,769.29	TBD	TBD	TBD
9/30/2018	$914.73	$922.29	$733.61	$1,198.65	$3,769.29	$1,000.00	$2,000.00	$6,769.29	$3,769.29	TBD	TBD	TBD
12/31/2018	($0.00)	$0.00	$0.00	$0.00	$0.00	$1,000.00	$2,000.00	$3,000.00	$3,769.29	TBD	TBD	TBD
4/30/2009	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$2,000.00	$2,000.00	$1,000.00	TBD	TBD	TBD
6/30/2019	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$2,000.00	TBD	TBD	TBD
9/30/2019	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	TBD	TBD	TBD
12/31/2019	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	TBD	TBD	TBD

EXHIBIT A

Marriott Consent

Marriott International, Inc.

10400 Fernwood Road

Bethesda, MD 20817

                    December     , 2011

Sunrise Senior Living, Inc.

7900 Westpark Drive, Suite T-900

McLean, Virginia 22102

Attn: Chief Executive Officer

Re:	Consent to Extension of Leases

Dear ladies and gentlemen:

Reference is hereby made to that certain Agreement Regarding Leases, dated as of December [    ], 2011 (as amended, supplemented or otherwise modified from time to time, the “ARL”), by and among Marriott International, Inc. (“MI”), Marriott Senior Holding Co. (“MSHC”), Marriott Magenta Holding Company, Inc. (“MMHC”; MI, MSHC and MMHC, collectively, “Marriott”), Sunrise Senior Living, Inc. (f/k/a Sunrise Assisted Living, Inc.) (“Sunrise”), Sunrise Senior Living Services, Inc. (f/k/a Marriott Senior Living Services, Inc.) (“SSLS”) and Sunrise Continuing Care, LLC (f/k/a Marriott Continuing Care, LLC) (“SCC”; Sunrise, SSLS and SCC, collectively, the “Sunrise Parties”). Any capitalized term used but not defined herein shall have the meaning given to it in the ARL.

Pursuant to the Stock Purchase Agreement, dated as of December 30, 2002, by and among Marriott and Sunrise, as amended (the “Purchase Agreement”), Marriott sold SSLS, the lessee under certain leases (the “Leases”), to Sunrise. Pursuant to Section 5.7(b) of the Purchase Agreement, Sunrise agreed not to cause or permit the term of any Lease to be extended beyond the term in effect as of the closing date of the Purchase Agreement.

Pursuant to the terms set forth further in this consent letter, Marriott hereby consents to the extension of the leases set forth on Schedule 1 attached hereto (the “Continuing Leases”) for the First Extended Term on the same terms and conditions as set forth in the documents described on such Schedule 1 pursuant to the Continuing Lease Notices.

SSLS must continue to satisfy all of its obligations under the Continuing Leases, including the obligation to pay timely all Lease Rental Payments and other charges under the Continuing Leases.

Notwithstanding this consent letter, SSLS shall remain fully responsible for the prompt payment of all sums payable by the tenant under the Continuing Leases, and for the performance of all of the terms, covenants, conditions and provisions of the Continuing Leases required to be performed on the part of the tenant thereunder for the remainder of the term of the Continuing Leases, including the First Extended Term.

Marriott has executed this consent letter for the sole purpose of evidencing its consent to the extension of the Continuing Leases for the First Extended Term only. Marriott’s consent under this consent letter shall not be construed (a) to modify, waive, impair or affect any of the covenants, agreements, terms, provisions, obligations or conditions contained in the ARL, the Purchase Agreement, the Continuing Leases, any other Relevant Agreement or any other agreement to which Marriott and any Sunrise Party are parties, (b) to waive any breach thereof or any rights of Marriott against any party liable or responsible for the performance thereof, (c) to increase the obligations or diminish the rights of Marriott under any Relevant Agreement or any other agreement to which Marriott and any Sunrise Party are parties, or (d) to, in any way, be construed as giving any Sunrise Party any greater rights than those possessed by the original tenant named in the Continuing Leases.

This consent letter is for consent to the extension of the Continuing Leases for the First Extended Term and does not constitute the consent of Marriott to any other additional term.

Very truly yours,

MARRIOTT INTERNATIONAL, INC.

By:
Name:
Title:

Schedule 1

1.	Bedford Court (Montgomery County, Maryland)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of July 25, 1994, by HMC Retirement Properties, Inc. (Assignor) in favor of Health and Retirement Properties Trust (Assignee), the Assignment and Assumption of Lease and Acknowledgement of Guarantee, dated as of February 16, 1999, among Marriott Senior Living Services, Inc. (Assignor), Marriott Continuing Care, Inc. (Assignee) and Marriott International, Inc. (Guarantor), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

2.	Boca Pointe (Palm Beach, Florida)

Facilities Lease Agreement, dated as of February 14, 1994, by and between HMH Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Third Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMH Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

3.	The Colonnades (Albemarle County, Virginia)

Facilities Sublease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. (Sublandlord) and Marriott Senior Living Services, Inc. (Subtenant), as amended by the First Amendment to the Sublease, dated January 19, 1994, the Second Amendment of Sublease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Sublease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases and Contracts, dated as of May 16, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee)[, the Assignment and Assumption of Sublease, dated as of May 4, 1998, between Marriott Senior Living Services, Inc. (Assignor) and Marriott Continuing Care, Inc. (Assignee),] and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

Underlying Lease: Retirement Community Development and Lease Agreement, dated as of April 1, 1989, by and between UREF Retirement Corporation (Lessor) and Marriott Corporation (Lessee), as assigned pursuant to the Assignment of Lease, dated as of October 7, 1993, by Marriott Corporation (Assignor) to HMC Retirement Properties, Inc. (Assignee).

Non-Disturbance and Recognition Agreement, dated as of October 8, 1993, by and among UREF Retirement Corporation, Host Marriott Corporation, HMC Retirement Properties, Inc., Marriott International Inc. and Marriott Senior Living Services Inc. (The Colonnades).

4.	The Jefferson (Arlington County, Virginia)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of July 25, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Retirement Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

EXHIBIT B

Terminating Lease Notice

[SSLS/SCC Letterhead]

                     , 20

SPTMRT Properties Trust

[Insert address]

Re:	Notice of Lease Termination

Ladies and Gentlemen:

Reference is hereby made to the Facilities Lease Agreement between [            ], as Landlord, and [            ], as Tenant, dated as of [            ], as amended by [                    ] for premises located in [                    ] (the “Lease”). Capitalized terms used and not defined herein shall have the meanings set forth in the Lease.

Pursuant to Section 3.03 of the Lease, we hereby notify you that Tenant is exercising its right to terminate the Lease at the end of the Initial Term. The Lease shall terminate and be of no further force and effect as of December 31, 2013.

Sincerely,

[SUNRISE SENIOR LIVING SERVICES, INC.]
[SUNRISE CONTINUING CARE LLC]

Name:
Title:

cc:	[Insert SPTMRT cc parties]

Marriott International, Inc.
10400 Fernwood Road
Bethesda, Maryland 20871
Attn: General Counsel

[Senior Mortgagee]

EXHIBIT C

Continuing Lease Notice

[SSLS/SCC Letterhead]

                     , 2011

SPTMRT Properties Trust

[Insert notice address]

Re:	Notice of Lease Extension

Ladies and Gentlemen:

Reference is hereby made to the Facilities Lease Agreement between [            ], as Landlord, and [            ], as Tenant, dated as of [            ], as amended by [                    ] for premises located in [                    ] (the “Lease”). Capitalized terms used and not defined herein shall have the meanings set forth in the Lease.

Pursuant to Section 3.02 of the Lease, we hereby notify you of our election as Tenant to extend the Term of the Lease for the First Extended Term. The First Extended Term shall commence on January 1, 2014 and terminate on December 31, 2018.

Sincerely,

[SUNRISE SENIOR LIVING SERVICES, INC.] [SUNRISE CONTINUING CARE LLC]

Name:
Title:

cc:	[Insert SPTMRT cc parties]

Marriott International, Inc.
10400 Fernwood Road
Bethesda, Maryland 20871
Attn: General Counsel

[Senior Mortgagee]

EXHIBIT D

Letter of Credit

IRREVOCABLE LETTER OF CREDIT NO.

                                         , 20

Marriott International, Inc.

10400 Fernwood Road

Bethesda, MD 20817

Attention: General Counsel

Gentlemen:

1.	Stated Amount; Available Amount. We hereby establish in favor of Marriott International, Inc. (“you” or the “Beneficiary”) an irrevocable Letter of Credit whereby you are authorized to draw on KeyBank National Association (the “Issuer”) Irrevocable Letter of Credit No. , issued for the account of Sunrise Senior Living, Inc. (the “Company”), for an aggregate amount not exceeding $85,000,000 (the “Stated Amount”). This Letter of Credit is issued pursuant to the Agreement Regarding Leases, dated as of December , 2011, among the Beneficiary, Marriott Senior Holding Co., Marriott Magenta Holding Company, Inc., the Company, Sunrise Senior Living Services, Inc. and Sunrise Continuing Care, LLC (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”). In the case of any drawing under this Letter of Credit, as of the date such drawing is honored, the amount available to be drawn hereunder (the “Available Amount”) shall automatically be reduced by an amount equal to such honored/paid drawing.

2.	Term. This Letter of Credit is effective immediately and expires at the close of banking business at our office at KeyBank National Association, Standby Letter of Credit Services, Mail Code: OH-01-51-0531, 4910 Tiedeman Road, Cleveland, OH 44144-2338 designated in or pursuant to Paragraph 3 hereof on the earliest to occur of the following:

(a)	(the “Stated Expiration Date”); or

(b)	the payment by us of the final drawing available to be made hereunder.

3.

Drawing Documentation. Funds under this Letter of Credit are available to you upon your delivery of (a) the original of this Letter of Credit and all amendments thereto (if any) and (b) your drawing certificate in the form of Annex A attached hereto (which certificate shall (i) be on your letterhead, (ii) have all blanks appropriately filled in and (iii) be signed by your authorized officer), presented to us at our office located at KeyBank National Association, Standby Letter of Credit Services, Mail Code: OH-01-51-0531, 4910 Tiedeman Road, Cleveland, OH 44144-2338, or at any other office in that may be designated by us by written notice delivered to you; provided that such certificate may be presented along with a copy of the Letter of Credit and all amendments thereto (if any) by fax transmission to 216-813-3719 (or such other number as shall be notified to you) so long as receipt of such transmission is simultaneously confirmed by telephone at 216-813-3696 or 216-813-3703 (or such other number as shall be notified by us). In the event of a presentation via facsimile transmission, no mail confirmation is necessary and the facsimile transmission will constitute the operative drawing documents.

4.	Drawing Procedures.

(a)	Generally. Partial and multiple drawings are permitted under this Letter of Credit. The Issuer hereby agrees with you that, to the extent of its liability as provided herein, any drawing request submitted in compliance with the terms of this Letter of Credit will be duly honored upon delivery of the compliant documents as specified in Paragraph 3 hereof if presented at the aforesaid office on a Business Day (as hereinafter defined) on or before the expiration date hereof. If a drawing is made by you hereunder:

(i)	at or prior to 11:00 a.m. (Eastern Standard Time), payment shall be made of the amount specified in immediately available funds by 10:00 a.m. (Eastern Standard Time) on the next Business Day; or

(ii)	after 11:00 a.m. (Eastern Standard Time), payment shall be made of the amount specified in immediately available funds by 10:00 a.m. (Eastern Standard Time) on the second next succeeding Business Day;

provided that, in each case, such drawing and the documents presented in connection therewith conform to the terms and conditions hereof.

(b)	Non-Conforming Drawings. If a drawing request hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give prompt notice to the person submitting such drawing request that (i) the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and (ii) we will, upon our receipt of instructions from such person, hold any documents at his disposal or return the same to him. Upon being notified that the drawing request was not effected in conformity with this Letter of Credit, the person who submitted the drawing request may attempt to correct any such non-conforming drawing request; provided however, in such event, conforming documents for payment must be timely made in accordance with the terms of the Letter of Credit and on or before the Stated Expiration Date.

(c)

Payments. The Issuer shall pay each drawing under this Letter of Credit with its own funds (and not, directly or indirectly, with any funds or collateral deposited or pledged with the Issuer, or for the Issuer’s account, in each case, by the Company or any other entity), in immediately available funds. Payment for such drawing shall be made by the Issuer by immediately available funds as specified in the drawing certificate delivered in accordance with Paragraph 3 hereof. All payments hereunder shall be made free and clear of, and without deduction for or on account of, any present or future charges, taxes, duties, withholdings, fees, liens, set-offs or other deductions of any kind and regardless of any objection of any third party (including, without limitation, the Company).

(d)	Obligation of the Issuer. Our only obligation with regard to a drawing under this Letter of Credit shall be to examine it and to pay in accordance therewith if compliant, and we shall not be obligated to make any inquiry in connection with the presentation of such drawing.

(e)	Business Days. As used in this Letter of Credit, the term “Business Day” shall mean any day other than a Saturday or Sunday or legal holiday or a day on which banking institutions in Cleveland, Ohio are authorized or required by law or executive order to close.

5.	Reduction of the Available Amount. Upon our receipt from time to time of a certificate in the form of Annex B attached hereto, the Available Amount shall automatically be reduced to the amount specified therein. Such certificate shall have all blanks appropriately filled in and shall be signed by one of your authorized officers, and shall be in the form of a letter on your letterhead.

6.	Transfer. This Letter of Credit is transferable in its entirety, but not in part, and may be transferred upon your written request to the Issuer. Transfer of this Letter of Credit is subject to our receipt of the original of this Letter of Credit and all amendments thereto (if any) along with the original of our usual Transfer request form, which will be provided to you via facsimile per your written request to the Issuer indicating your facsimile telephone number. Transfer charges are for the account of the Applicant. This Letter of Credit may not be transferred to any person with which U.S. persons are prohibited from doing business under U.S. foreign assets control regulations or other applicable U.S. laws and regulations.

7.	Surrender. This Letter of Credit and all amendments thereto (if any) shall promptly be surrendered by the Beneficiary to the Issuer (i) upon the Stated Expiration Date of this Letter of Credit in accordance with Paragraph 2 hereof or (ii) in the event this Letter of Credit is no longer required pursuant to the terms of the Agreement, in each case along with a signed letter on the Beneficiary’s letterhead addressed to KeyBank National Association agreeing to its cancellation.

8.	Governing Law. This Letter of Credit shall be governed by the International Standby Practices (1998 Revision), International Chamber of Commerce Publication No. 590 (the “ISP98”), which shall in all respects be deemed a part hereof as fully as if incorporated in full herein, except as modified hereby. This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the ISP98, be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law that may direct the application of the laws of another jurisdiction.

9.	Notices. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to the Issuer at KeyBank National Association, Standby Letter of Credit Services, Mail Code: OH-01-51-0531, Tiedeman Road, Cleveland, OH 44144-2338 (or otherwise as designated by the Issuer to the Beneficiary by written communication) specifically referring thereon to “KeyBank National Association Irrevocable Letter of Credit No. ”.

10.	Integration Clause. This Letter of Credit (including Annexes A and B hereto) sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Agreement) or in Annex A or B hereto, and any such reference shall not be deemed to incorporate herein or therein by reference any such document, instrument or agreement.

Very truly yours,

KEYBANK NATIONAL ASSOCIATION

By
Authorized Officer

ANNEX A

[Beneficiary Letterhead]

DRAWING CERTIFICATE

[Date]

KeyBank National Association

Standby Letter of Credit of Services

Mail Code: OH-01-51-0531

4910 Tiedeman Road,

Cleveland, OH 44144-2338

Address]

Re:	Irrevocable Letter of Credit No.

Gentlemen:

                    , a duly authorized officer of                     (the “Beneficiary”), hereby certifies to KeyBank National Association, with reference to Irrevocable Letter of Credit No.                      (the “Letter of Credit”), that:

1.	Defined Terms. The term Letter of Credit and other capitalized terms used herein and not otherwise defined shall have the meanings ascribed within the Letter of Credit.

2.	Beneficiary. The undersigned is the Beneficiary of the Letter of Credit. The person signing on behalf of the undersigned is a duly authorized officer of the undersigned.

3.	Demand for Payment. The Beneficiary is making a demand for payment under the Letter of Credit in the amount of $ , which amount is not in excess of the Available Amount.

4.	Payment Instructions. Payment of the amount demanded hereby shall be made by [wire transfer to the following account: ].

5.	Reason for Drawing. [CHOOSE ONE OF THE FOLLOWING:]

[The Beneficiary has made a payment or performance pursuant to the Lease Guaranty in respect of the First Extended Term of the Lease relating to the facility known as [Bedford Court in Maryland] [The Jefferson in Virginia] [The Colonnades in Virginia] [Boca Pointe in Florida]

[The Beneficiary has made a payment or performance pursuant to a Lifecare Agreement.]

[An NCF Payment Date is at least ten (10) days prior to the date of this Certificate, and Sunrise has not paid the Minimum Payment that was due and payable on such NCF Payment Date.]

[The Beneficiary has incurred Expenses]

[The Beneficiary is entitled to make a drawing under the Letter of Credit pursuant to the Agreement.]

[The Issuer is rated less than [“A-” by Standard & Poor’s Ratings Services.] [“A3” by Moody’s Investors Service, Inc.]]

[The Stated Expiration Date is less than thirty (30) days after the date of this Certificate.]

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of                     , 201    .

[Beneficiary]

By
Name:
Title:

ANNEX B

[Beneficiary Letterhead]

AVAILABLE AMOUNT REDUCTION CERTIFICATE

[Date]

KeyBank National Association

Standby Letter of Credit of Services

Mail Code: OH-01-51-0531

4910 Tiedeman Road,

Cleveland, OH 44144-2338

Re:	Irrevocable Letter of Credit No.

Gentlemen:

Reference is made to your Irrevocable Letter of Credit No.                      (the “Letter of Credit”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed within the Letter of Credit.

We hereby agree that, as of the date hereof, the Available Amount of the Letter of Credit shall be reduced by $            .

IN WITNESS WHEREOF, the Beneficiary has executed and delivered this Certificate as of                     , 201    .

[Beneficiary]

By
Name:
Title:

EXHIBIT E

Cash Collateral Agreement

EXECUTION COPY

CASH COLLATERAL FUNDING

AND FORBEARANCE AGREEMENT

This Cash Collateral Funding and Forbearance Agreement (this “Agreement”) is made as of the 22nd day of December, 2011, by and among SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation formerly known as Marriott Senior Living Services, Inc. (“SSL”), SUNRISE SENIOR LIVING, INC., a Delaware corporation formerly known as Sunrise Assisted Living, Inc. (“Sunrise”), SUNRISE CONTINUING CARE, LLC, a Delaware limited liability company formerly known as Marriott Continuing Care, LLC (“SCC,” and together with Sunrise and SSL, “Sunrise Entities”), and MARRIOTT INTERNATIONAL, INC., a Delaware corporation (“Marriott”).

RECITALS

A. The parties to this Agreement are parties to that certain Assumption and Reimbursement Agreement dated as of March 28, 2003 (as amended, supplemented or otherwise modified, the “Reimbursement Agreement”).

B. The Reimbursement Agreement requires Sunrise to fund cash into a separate cash collateral account for the benefit of Marriott under specified circumstances.

C. The parties to this Agreement are parties to that certain Agreement Regarding Leases, dated as of the date hereof, among Marriott, Marriott Senior Holding Co., Marriott Magenta Holding Company, Inc. and the Sunrise Entities (as amended, supplemented or otherwise modified, the “Agreement Regarding Leases”).

D. The parties to this Agreement have agreed on certain cash collateral funding and forbearance arrangements as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the agreements and covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Capitalized Terms

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Reimbursement Agreement.

2.	Reimbursement Agreement

The parties hereto agree and acknowledge that the Reimbursement Agreement is in full force and effect and is binding on and enforceable against the parties hereto in accordance with its terms, has not been amended or modified, and none of the rights or obligations thereunder of the parties hereto have been expressly or impliedly waived.

3.	Collateral Event and Cash Collateral Funding Obligation

(i) Collateral Event. Section 8(f) of the Reimbursement Agreement provides that a “Collateral Event” occurs if the implied senior unsecured debt rating of Sunrise shall be “B-” or less by Standard and Poor’s Corporation, or “B1” or less by Moody’s Investors Service, Inc. Marriott has claimed that the current financial condition of Sunrise has caused a Collateral Event to occur under Section 8(f) of the Reimbursement Agreement.

(ii) Cash Collateral Funding Obligations under Reimbursement Agreement. The parties agree and acknowledge that, under the Reimbursement Agreement, upon the occurrence of a Collateral Event, upon request by Marriott, Sunrise is required to promptly (x) deposit into a cash collateral account for the benefit of Marriott, pursuant to documentation in form and substance satisfactory to Marriott, or, at Marriott’s election, or (y) deliver to Marriott a letter of credit in form and substance, and from an institution, satisfactory to Marriott, in either case, in an aggregate amount equal to the sum of (i) the aggregate amount of rent payable for one year under each of the Leases, and (ii) an amount equal to 10% of the outstanding Lifecare Obligations.

4.	Cash Collateral Funding Agreement

(i) Cash Collateral Arrangement. Notwithstanding Sunrise’s existing obligation, if any, to fund the amount of cash collateral set forth in Section 3(ii) above, Sunrise has offered and Marriott has agreed to accept the cash collateral arrangement as set forth herein, and subject to the terms, provisions and conditions set forth herein.

(ii) Initial Funding; Collateral. On the date hereof, Sunrise shall transfer an amount equal to Three Million Dollars ($3,000,000), which shall constitute “Collateral” under the Reimbursement Agreement (and as further described herein), by wire transfer of immediately available federal funds to the following account of Marriott or its designee:

Bank Name:	Mellon Bank
500 Ross Street
Pittsburgh, PA 15262

ABA Number:	0430 0026 1

Swift:	MELNUS3P

Account Name:	Marriott International, Inc.

Account Number:

Reference:	Treasury Accounting Services Notes

The Collateral shall be used to make prompt payments to Marriott of any Assignee Reimbursement Obligations that are not paid when due under the Reimbursement Agreement in accordance with the terms and provisions set forth in Section 5 below. The amount required to be maintained as Collateral from time to time hereunder is referred to as the “Required Collateral Amount,” and the initial Required Collateral Amount shall be Three Million Dollars ($3,000,000), with disbursements to be replenished pursuant to Section 4(iv) below. Marriott shall have no obligation to hold the Collateral in any segregated or otherwise designated account. All interest or other income in respect of the Collateral shall be for Marriott’s account.

(iii) Increases in Required Collateral Amount. Without regard to the then-existing cash balance of the Collateral, but subject to Section 4(v) below, Sunrise shall make an additional payment of Collateral (and the Required Collateral Amount shall automatically increase by the applicable amount) upon the occurrence of either of the following:

(A)	A Change in Control (as defined below) of Sunrise, in which case the amount of such increase in the Required Collateral Amount shall equal $2 million and Sunrise shall pay such amount as Collateral; or

(B)	Aggregate Negative Cash Flow (as defined below) exceeds $3.5 million for any 12-month measurement period in which case the amount of such increase in the Required Collateral Amount shall equal (x) $1 million if the Aggregate Negative Cash Flow is greater than $3.5 million but not greater than $4.5 million, and (y) an additional $1 million if the Aggregate Negative Cash Flow exceeds $4.5 million, in each case for such 12-month measurement period (prorated for any partial measuring period). Such payment shall not be made in duplication (e.g., if the Aggregate Negative Cash Flow is $4 million in Year 1, and $4.2 million in Year 2, an additional $1 million payment of Collateral shall be required only in respect of Year 1 and not Year 2).

For purposes of this Agreement, the term “Change in Control” shall mean either of the following:

(1)	an event or series of events by which any Person or two or more Persons acting in concert, which Person or Persons are not individually or collectively in control of Sunrise on the date of this Agreement, shall have acquired, by contract or otherwise, directly or indirectly, control over the equity securities of Sunrise entitled to vote for members of the board of directors or equivalent governing body of Sunrise on a fully-diluted basis representing fifty percent (50%) or more of the combined voting power of such securities, or

(2)

Sunrise is a party to a merger or consolidation, or series of related transactions, regardless of whether Sunrise is the surviving entity following such merger or consolidation, if, prior to the next annual meeting of shareholders of the surviving entity in the event the surviving entity files reports pursuant to the Securities Act of 1934 or within twelve (12) months after such merger or consolidation in the event the surviving entity does not file reports pursuant to the Securities Act of 1934, the individuals constituting the board of directors of Sunrise immediately prior to closing of such transaction (the “Incumbent Board”) cease for any reason to constitute at least 50% of the members of the board of directors of the surviving entity; provided, however, that if the election, or nomination for election by such surviving entity’s stockholders, of any new director was approved by a vote of the Incumbent Board, such new director shall be considered a member of the Incumbent Board; provided, further, however, that if a new director is elected by the incumbent board as a result of the retirement or death of a director, such new director shall be considered a member of the Incumbent Board.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

For purposes of this Agreement, the term “Aggregate Negative Cash Flow” means the aggregate total of the Negative Cash Flows of all the Negative Properties; the term “Negative Cash Flow” means, as to any given Property, the excess, if any, of the Actual Cash Lease Payments thereof over the Net Operating Income thereof; the term “Actual Cash Lease Payments” as to any given Property means the cash lease payment obligations owed by the tenant as provided in the respective Lease thereof (whether or not paid and not taking into account any straight-line adjustments that are not reflected in such cash lease payment obligations); and the term “Net Operating Income” as to any given Property means Total Revenue less Total Operating Expenses (using the methodology and definitions used to prepare the sample Statement of Profit and Loss as of November 30, 2011 attached hereto as Exhibit A).

Aggregate Negative Cash Flow shall be calculated for each twelve month period ending on June 30 and December 31 of each year; such calculation shall be provided by Sunrise not later than 91 days after each June 30 and December 31 for the six months then ended; provided that the first measurement period shall begin on January 1, 2011. For purposes of this Agreement, the “Properties” are all of the 14 leased properties listed on Exhibit B attached hereto which are leased pursuant to the leases listed thereon (each, a “Lease” and, collectively, the “Leases”); and the “Negative Properties” are those Properties that have Negative Cash Flow for the applicable rolling 12 month period.

(iv) Replenishment of Collateral. Any disbursements of amounts held by Marriott as Collateral, in accordance with this Agreement, shall be replenished by Sunrise by transferring, by wire transfer of immediately available federal funds to the account set forth in Section 4(ii) above, not later than the 15th day of each month, an amount equal to Twenty Percent (20%) of the aggregate Net Cash Flow for the preceding month derived from the 14 leased properties listed on Exhibit B attached hereto until the full amount of all disbursements is replenished and the amount of Collateral held by Marriott is equal to the Required Collateral Amount. The term “Net Cash Flow” means Net Operating Income less Actual Cash Lease Payments.

(v) Decrease in Required Collateral Amount.

(A)	If the Agreement Regarding Leases is terminated pursuant to Section 3(c)(i), Section 3(c)(ii) or Section 3(c)(iii) thereof, then, effective April 30, 2014, the Required Collateral Amount shall be reduced to Eight Hundred Thousand Dollars ($800,000). In such event, any excess funds above $800,000 that are held by Marriott as Collateral at such time shall be returned to Sunrise, and no additional funds shall be required to be deposited pursuant to Section 4(iii) above.

(B)	The Required Collateral Amount shall be reduced by $800,000 in the event that all of the Lifecare Bonds expire or are terminated. In such event, any excess funds above the Required Collateral Amount that are held by Marriott as Collateral at such time shall be returned to Sunrise. “Lifecare Bonds” means those bonds listed on Exhibit C attached hereto.

(C)	In the event that the Required Collateral Amount has previously been increased by the applicable amount pursuant to Section 4(iii)(B) above (the “Cash Flow Adjustment”), the Required Collateral Amount thereafter shall be reduced as follows: (A) if the Required Collateral Amount had previously been increased by $2 million and no part thereof has been returned under this clause, and the Aggregate Negative Cash Flow for the most recent measurement period is greater than $3.5 million but not greater than $4.5 million, then the Required Collateral Amount shall be decreased by $1 million; (B) if the Required Collateral Amount had previously been increased by $2 million and no part thereof has been returned under this clause, and the Aggregate Negative Cash Flow for the most recent measurement period is not greater than $3.5 million, then the Required Collateral Amount shall be decreased by $2 million; and (C) if the Required Collateral Amount had previously been increased by $1 million (and such $1 million has not been returned under this clause), and the Aggregate Negative Cash Flow for the most recent measurement period is not greater than $3.5 million, then the Required Collateral Amount shall be decreased by $1 million. In any such event, such funds above the Required Collateral Amount that are held by Marriott as Collateral at such time shall be returned to Sunrise.

(D)	All of the funds then held by Marriott as Collateral shall be returned to Sunrise, upon satisfaction of the conditions for reduction in both paragraphs (A) and (A) above.

(vi) Return of All Collateral To Sunrise.

(A)	All of the funds then held by Marriott as Collateral (subject to possible reinstatement under Section 4(vi)(B) below) shall be returned to Sunrise upon the occurrence of both of the following: (i) Sunrise’s independent public accountant shall render an “unqualified” opinion relating to the annual consolidated financial statements of Sunrise, and (ii) Sunrise’s ratio of Consolidated EBITDAR (as defined in Exhibit D) to Consolidated Fixed Charges (as defined in Exhibit D) is not less than 1.75 to 1.0 for the four most recent completed fiscal quarters (measured as one 12-month period).

(B)	Notwithstanding anything to the contrary contained herein, if the Closing (as defined in the Agreement Regarding Leases) has occurred, all of the funds then held by Marriott as Collateral shall be returned to Sunrise on the first to occur of the following:

(1)	April 30, 2014; provided that the Agreement Regarding Leases remains in full force and effect and the Sunrise Parties are in material compliance with the terms thereof, and either:

(a)	the following conditions are satisfied:

(a)	the Letter of Credit (as defined in the Agreement Regarding Leases) remains in full force and effect or Marriott has drawn the Letter of Credit and the available amount thereunder or the L/C Proceeds held by Marriott, as applicable, are not less than the sum of (1) the remaining rental payments and known outstanding performance obligations under the Continuing Leases (as defined in the Agreement Regarding Leases) and (2) the remaining exposure under the Facility Bonds (as defined in the Agreement Regarding Leases); and

(b)	Sunrise delivers to Marriott the documents contemplated by clauses (B) and (C) of Section 4(d)(i) of the Agreement Regarding Leases; or

(b)	the following conditions are satisfied:

(a)	Sunrise has exercised the “Reduction Option” set forth in Section 7(a) of the Agreement Regarding Leases with respect to all of the Option Facilities as defined therein; and

(b)	the Letter of Credit remains in full force and effect or Marriott has drawn the Letter of Credit and the available amount thereunder or the L/C Proceeds held by Marriott, as applicable, are not less than the sum of the remaining exposure under the Facility Bonds; or

(2)	The occurrence of the Release Date (as defined in the Agreement Regarding Leases) and satisfaction of Sunrise’s obligations pursuant to Section 7(b) of the Agreement Regarding Leases with respect thereto.

(vii) Reinstatement of Collateral and Required Collateral Funding. In the event that, at any time following a return of funds held by Marriott as Collateral to Sunrise under Section 4(vi) above (but subject to Section 4(v) above), either:

(A)	Sunrise’s independent public accountant shall render an opinion with a “going concern” qualifier (or refuse to issue an opinion) relating to the annual consolidated financial statements of Sunrise for any fiscal year after such return, or

(B)	Sunrise maintains a ratio of Consolidated EBITDAR (as defined in Exhibit D) to Consolidated Fixed Charges (as defined in Exhibit D) of less than 1.75 to 1.0 for any fiscal year after such return.

then, in either case, Marriott may at its option either (by giving written notice to Sunrise) (A) reinstate Sunrise’s obligation to replenish the Collateral held by Marriott with the Required Collateral Amount, such replenishment to be effected as provided in Section 4(iv) above after such notice is sent to Sunrise, or (B) terminate the Forbearance as provided in Section 6 below. Not later than 91 days after the end of each of Sunrise’s fiscal years, beginning with fiscal year 2011, Sunrise shall prepare a worksheet showing its calculation of Consolidated EBITDAR to Consolidated Fixed Charges. At Marriott’s request, Sunrise shall promptly answer any reasonable questions and provide such supporting data reasonably requested by Marriott to validate such calculation.

5.	Payments from the Collateral

If Marriott makes any payment or performance in respect of any Assignee Reimbursement Obligation, Marriott shall be permitted to withdraw from the Collateral, and retain for its account, an amount equal to the amount of such payment or, in the case of performance, any costs, expenses and damages sustained by Marriott in respect thereof except to the extent previously reimbursed by Sunrise.

6.	Forbearance

Marriott hereby agrees to forbear from (i) exercising its right to demand, under the Reimbursement Agreement, cash collateral in excess of the cash collateral required to be funded and replenished by Sunrise hereunder, and (ii) on or prior to December 28, 2011, sending to the Lessor any notice terminating any of the Leases (subsections (i) and (ii), the “Forbearance,” it being understood that Marriott shall have no such obligation to forbear under subsection (i) of this paragraph after December 28, 2011), until the occurrence of any one of the following events:

(a)	Any Sunrise Entity fails to perform or observe any of its obligations under this Agreement, and such failure is not fully cured within five (5) business days after written notice thereof is given to Sunrise;

(b)	The indebtedness under Sunrise’s principal bank credit facility is accelerated due to an event of default thereunder (it being understood that the current principal bank facility is the Credit Agreement dated as of June 16, 2011 between Sunrise, KeyBank, National Association, as administrative agent thereunder, and the other Lenders as defined therein party thereto, as amended from time to time);

(c)	The termination, after the date hereof, of senior living facility leases, management agreements or similar agreements to which Sunrise or an affiliate is a party, which generate an aggregate of at least $50 million in annual revenues to Sunrise on a consolidated basis (measured using the last full calendar year’s revenues prior to such termination), excluding any such management agreements, leases or similar agreements as to which Sunrise received a termination fee or similar payment designed to compensate Sunrise for the fair value of such terminated agreement for the remaining term thereof;

(d)	Sunrise or any material subsidiary of Sunrise voluntarily files for bankruptcy protection or any involuntary bankruptcy proceeding is commenced against Sunrise or any of its material subsidiaries that is not dismissed or stayed within ninety (90) days after commencement thereof; or

(e)	Either of the events occur as described in Section 4(vii) above, following a return of funds to Sunrise under Section 4(vi) above.

Following the occurrence of any one or more of such events (a “Forbearance Termination Event”), the Forbearance shall no longer have any force or effect, and Marriott shall be free to demand, at its option and at any time or from time to time, that Sunrise make such cash collateral payments, or take such other actions, as are then required under the Reimbursement Agreement, without regard to any of the provisions herein establishing the amount of cash collateral Sunrise is required to provide or maintain hereunder but taking into account the amounts on deposit at the relevant time as provided herein. The occurrence of a Forbearance Termination Event shall not diminish or affect Sunrise’s rights or obligations hereunder. Except as expressly set forth in this Agreement, each party retains all of its rights and remedies and defenses under the Reimbursement Agreement.

7.	Security Interest

(i) In order to secure the full and punctual observance and performance by each Sunrise Entity of all of its obligations under this Agreement and the Reimbursement Agreement (the “Secured Obligations”), each Sunrise Entity hereby assigns and pledges to Marriott, and grants to Marriott, a first priority security interest in and to, and a Lien (as hereinafter defined) upon and right of set-off against, and transfers to Marriott, with power of sale, all of each Sunrise Entity’s right, title and interest in and to:

(A)	the Collateral; and

(B)	all interest, income, proceeds, distributions and collections received or to be received, or derived or to be derived, now or any time hereafter (whether before or after the commencement of any proceeding under applicable bankruptcy, insolvency or similar law, by or against any Sunrise Entity or with respect to any Sunrise Entity) from or in connection with any of the foregoing (including, without limitation, any security entitlements in respect of any of the foregoing)

(the items described in clauses (i) and (ii) above shall (A) be herein collectively called the “Collateral” and (B) constitute “Collateral” under the Reimbursement Agreement). Marriott shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the Uniform Commercial Code as in effect from time to time in the State of New York (the “UCC”), in addition to, and not in limitation of, the other rights, remedies and recourses afforded to Marriott by this Agreement.

(ii) The Security Interests are granted as security only and shall not subject Marriott to, or transfer or in any way affect or modify, any obligation or liability of any Sunrise Entity with respect to any of the Collateral or any transaction in connection with the Secured Obligations. As used in this Agreement, “Security Interests” means the security interests in the Collateral created pursuant to this Section 7.

(iii) The parties hereto expressly agree that, in accordance with Section 4(ii) hereof, upon Marriott’s receipt of the Collateral, Marriott shall have possession of the Collateral and consequently the Security Interests therein shall be perfected by possession in accordance with Section 3-313(a) of the UCC.

(iv) Each Sunrise Entity shall, at the expense of such Sunrise Entity and in such manner and form as Marriott may require, give, execute, deliver, file and record any financing statement, notice, instrument, document, instruments of transfer or other papers that may, in Marriott’s sole discretion, be necessary or desirable in order (i) to create, preserve, perfect, substantiate or validate any Security Interest or (ii) to enable Marriott to exercise and enforce its rights hereunder with respect to Security Interest.

(v) Each Sunrise Entity shall warrant and defend such Sunrise Entity’s title to the Collateral, subject to the rights of Marriott, against the claims and demands of all Persons. Marriott may elect, but without an obligation to do so, to discharge any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), other charge or security interest or any preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any obligations under capital leases having substantially the same economic effect as any of the foregoing) (each, a “Lien”) of any third party on any of the Collateral.

(vi) No Sunrise Entity shall (i) change its name or identity in any manner or (ii) principal place of residence, unless in any such case (A) such Sunrise Entity shall have given Marriott not less than thirty (30) days’ prior notice thereof and (B) such change shall not cause any of the Security Interests to become unperfected or subject any Collateral to any other Lien.

(vii) No Sunrise Entity shall (i) create or permit to exist any Lien (other than the Security Interests) with respect to the Collateral, (ii) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or (iii) enter into or consent to any agreement pursuant to which any Person has or will have Control in respect of any Collateral. As used in this Agreement, “Control” means “control” as defined in Sections 8-106 and 9-106 of the UCC.

(viii) No Sunrise Entity has performed nor shall perform any act that might prevent Marriott from enforcing any of the terms of this Agreement or that might limit Marriott in any such enforcement.

(ix) Each Sunrise Entity shall, forthwith upon demand, pay to Marriott (i) the amount of any taxes that Marriott may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon and (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, that Marriott may incur in connection with (A) the enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of the Security Interests, (B) the collection, sale or other disposition of any of the Collateral, (C) the exercise by Marriott of any of the rights conferred upon it hereunder or (D) any Forbearance Termination Event. Any such amount not paid on demand shall bear interest (computed on the basis of a year of 360 days and payable for the actual number of days elapsed) at a rate per annum equal to five percent (5%) plus the prime rate as published in The Wall Street Journal, Eastern Edition in effect from time to time during the period from the date hereof to the date of the termination of this Agreement.

(x) If any Forbearance Termination Event shall have occurred and be continuing, Marriott may exercise all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, may:

(A)	deliver or cause to be delivered to itself or to an affiliate from the Collateral, Collateral sufficient to satisfy in full all Secured Obligations, whereupon Marriott shall hold Collateral absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of any Sunrise Entity that may be waived or any other right or claim of any Sunrise Entity, and each Sunrise Entity, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that each Sunrise Entity has or may have under any law now existing or hereafter adopted;

(B)	sell any Collateral as may be necessary to generate proceeds sufficient to satisfy in full all Secured Obligations, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as Marriott may deem satisfactory;

(C)	apply any Cash then existing as Collateral to any Secured Obligation; and

(D)	take any combination of the actions described in clauses (i) through (iii) above;

provided that Marriott shall give Sunrise not less than one day’s prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral that threatens to decline speedily in value or is of a type customarily sold on a recognized market. Marriott and each Sunrise Entity agrees that such notice constitutes “reasonable authenticated notification of disposition” within the meaning of Section 9-611 of the UCC.

(xi) If a Forbearance Termination Event shall have occurred and be continuing, Marriott may proceed to realize upon the Security Interests in the Collateral against any one or more of the types of Collateral, at any time, as Marriott shall determine in its sole discretion subject to the foregoing provisions of this Section 7. The proceeds of any sale of, or other realization upon, or other receipt from, any of the Collateral shall be applied by Marriott in the following order of priorities:

(A)	first, to the payment to Marriott of the expenses of such sale or other realization, including reasonable compensation to the agents and counsel of Marriott, and all expenses, liabilities and advances incurred or made by Marriott in connection therewith, including brokerage fees in connection with the sale by Marriott of any Collateral;

(B)	second, to the payment to Marriott of the aggregate amount (or the value of any delivery or other performance) owed by each Sunrise Entity to Marriott in respect of the Secured Obligations; and

(C)	finally, if all of the Secured Obligations have been fully discharged or sufficient funds have been set aside by Marriott at the request of Sunrise for the discharge thereof, any remaining proceeds shall be released to Sunrise on behalf of all of the Sunrise Entities.

8.	Further Assurances

Each party hereto consents to this Agreement. Each party hereto shall promptly execute, acknowledge and deliver, and shall cause its affiliates to execute, acknowledge and deliver, to the other parties hereto any assurances, documents, instruments or conveyances reasonably requested by any party hereto, or necessary for the parties hereto to effectuate the transactions contemplated hereby.

9.	Governing Law

This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law principles.

10.	Time of the Essence

Time is of the essence in the performance of all obligations of Sunrise and Marriott hereunder.

11.	Representations and Warranties of Sunrise and Marriott

(i) Each party to this Agreement represents and warrants as follows. Such party has not, in whole or in part, assigned or encumbered its rights under the Reimbursement Agreement. The execution, delivery and performance of this Agreement by such party has been duly and validly authorized by all necessary corporate or as the case may be other entity action on the part of such party. This Agreement constitutes a legally valid and binding obligation of such party, enforceable against such party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors’ rights generally. The execution, delivery and performance of this Agreement by such party will not (i) violate or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under the charter documents or by-laws or as the case may be organizational agreement of such party; (ii) result in the imposition of any Encumbrance against any material assets or properties of such party except as created hereunder; or (iii) violate any Law, except for any such violations, breaches, defaults and impositions as would not reasonably be expected to have a material adverse effect on the business operations, assets or financial condition of such party or performance by such party of its obligations hereunder. The execution, delivery and performance of this Agreement by such party will not require any Approvals to be obtained except for (A) Approvals already obtained by such party, or (B) any such Approvals the failure of which to receive would not in the aggregate have a material adverse effect on the ability of such party to perform its obligations hereunder.

(ii) Each of the Sunrise Entities represents and warrants to Marriott that each Sunrise Entity (i) owns and, at all times prior to the release of the Collateral pursuant to the terms of this Agreement, will own the Collateral free and clear of any Liens (other than the Security Interests) and (ii) is not and will not become a party to or otherwise be bound by any agreement, other than this Agreement, that (A) restricts in any manner the rights of any present or future owner of the Collateral in respect thereof or (B) provides any Person with Control with respect to any Collateral. No financing statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien, security interest or other encumbrance of any kind on such Collateral.

(iii) Each of the Sunrise Entities represents and warrants to Marriott that upon Marriott’s receipt of the Collateral in accordance with Section 4 above, Marriott will have a valid and perfected security interest in such Collateral. No registration, recordation or filing with any governmental body, agency or official is required in connection with the perfection or enforcement of the Security Interests.

12.	Miscellaneous

(i) This Agreement and any Schedule or Exhibit attached hereto may be modified or amended only by agreement in writing of the Sunrise Entities and Marriott.

(ii) Nothing herein, express or implied, is intended to confer upon or give any Person other than the parties hereto any rights or remedies of any nature under or by reason of this Agreement.

(iii) If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement to the extent permitted by law shall remain in full force and effect.

(iv) This Agreement, the Reimbursement Agreement, the Purchase Agreement, the Confidentiality Agreement, the Agreement Regarding Leases and the Work Fee Letter (as defined in the Agreement Regarding Leases) constitute the entire agreement among the parties with respect to the subject matter hereof.

(v) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any party without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

(vi) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

(vii) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment and performance in full of the Secured Obligations, (ii) be binding upon each Sunrise Entity and each Sunrise Entity’s heirs, distributees, executors, administrators, guardians and conservators and upon Marriott and its successors, transferees and assigns and (iii) inure to the benefit of, and be enforceable by, Marriott and its successors, transferees and assigns and by each Sunrise Entity and each Sunrise Entity’s heirs, distributees, executors, administrators, guardians and conservators.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

SUNRISE SENIOR LIVING, INC.

By:
Name:
Title:

SUNRISE SENIOR LIVING SERVICES, INC.

By:
Name:
Title:

SUNRISE CONTINUING CARE, LLC

By:
Name:
Title:

MARRIOTT INTERNATIONAL, INC.

By:
Name:
Title:

EXHIBIT A

Form of Statement of Profit and Loss

[see attached]

Sunrise Senior Living, Inc.

Period: 11 Community statement of Profit and Loss as of: November 30, 2011

Operating Unit: Bellaire-62041

Ledger:    SR_ACT_

Requesting Bus. Unit Currency:    USD

												Year to Date
												Actual
Metrics	2011-1	2011-2	2011-3	2011-4	2011-5	2011-6	2011-7	2011-8	2011-9	2011-10	2011-11	$
By Acct
Total Revenues	1,004,128	926,389	987,039	983,360	1,035,949	924,471	980,595	973,267	987,497	1,048,635	934,223	10,785,553
Total Cost of Sales	142,014	142,994	157,298	162,702	171,982	162,313	159,618	131,222	216,899	194,655	175,694	1,817,392

Total Net Revenues	862,114	783,395	829,741	820,658	863,966	762,158	820,977	842,046	770,597	853,980	758,528	8,968,160

Productive Labor (excluding Contract Temp)	287,139	254,434	277,439	282,288	287,386	300,944	297,618	273,123	287,327	293,203	289,639	3,130,540
Non Productive Labor	32,694	22,707	21,890	17,981	27,679	24,933	23,585	27,785	26,334	24,705	23,038	273,332
Benefits	35,107	33,493	37,271	33,623	33,493	32,531	33,604	32,965	35,992	34,987	33,217	376,283
PR Tax	32,765	28,707	29,469	25,927	26,888	24,141	25,834	22,971	24,176	25,104	24,576	290,557
PR Tax and Benefits	67,872	62,199	66,740	59,549	60,381	56,672	59,438	55,936	60,168	60,091	57,793	666,839
Total Labor	387,705	339,341	366,070	359,817	375,445	382,549	380,640	356,844	373,830	377,999	370,471	4,070,711
Key Controllable Operating Expenses	63,493	89,765	67,422	84,673	95,038	98,892	131,546	127,294	138,245	115,870	73,534	1,085,773
Other Dept Controllable Operating Expenses	30,360	29,681	33,969	31,363	37,587	44,826	39,336	37,695	28,985	29,074	42,550	385,425

Total Controllable Operating Expenses	623,572	601,781	624,759	638,555	680,052	688,581	711,139	653,056	757,959	717,599	662,249	7,359,302

House Profit	380,557	324,608	362,280	344,805	355,896	235,890	269,456	320,212	229,537	331,036	271,974	3,426,251

Non Department Expense	7,444	20,410	44,895	21,527	23,765	21,722	22,041	22,037	22,188	22,046	22,050	250,126

Total Operating Expenses	631,016	622,191	669,654	660,082	703,817	710,302	733,180	675,093	780,148	739,645	684,299	7,609,427
Net Operating Income	373,112	304,198	317,385	323,278	332,131	214,169	247,415	298,175	207,349	308,990	249,924	3,176,126

EXHIBIT B

Leases

1.	Bedford Court (Montgomery County, Maryland)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of July 25, 1994, by HMC Retirement Properties, Inc. (Assignor) in favor of Health and Retirement Properties Trust (Assignee), the Assignment and Assumption of Lease and Acknowledgement of Guarantee, dated as of February 16, 1999, among Marriott Senior Living Services, Inc. (Assignor), Marriott Continuing Care, Inc. (Assignee) and Marriott International, Inc. (Guarantor), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

2.	Bellaire/Houston (Harris County, Texas)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, by and between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

3.	Boca Pointe (Palm Beach, Florida)

Facilities Lease Agreement, dated as of February 14, 1994, by and between HMH Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Third Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMH Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

4.	Calusa Harbour (Lee County, Florida)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Third Amendment to Lease, dated as of June 30, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fifth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of August 16, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), the Assignment and Assumption of Lease, dated as October 7, 1998, between Marriott Senior Living Services, Inc. (Assignor) and Marriott Continuing Care, Inc. (Assignee), the Amendment to Assignment and Assumption of Lease, dated as of November 6, 2000, by and between Marriott Continuing Care, LLC and Marriott Senior Living Services, Inc., and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

5.	Church Creek (Cook County, Illinois)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of January 16, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Third Amendment to Lease, dated as of June 30, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fifth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of September 7, 1994, between HMC Retirement Properties, Inc. (Assignor) and Church Creek Corporation (Assignee), the Assignment and Assumption of Lease, dated as of January 7, 1999, between Marriott Senior Living Services, Inc. (Assignor) and Marriott Continuing Care, Inc. (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by Church Creek Corporation (Assignor) in favor of SPTMRT Properties Trust.

6.	The Colonnades (Albemarle County, Virginia)

Facilities Sublease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. (Sublandlord) and Marriott Senior Living Services, Inc. (Subtenant), as amended by the First Amendment to the Sublease, dated January 19, 1994, the Second Amendment of Sublease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Sublease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases and Contracts, dated as of May 16, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), the Assignment and Assumption of Sublease, dated as of May 4, 1998, between Marriott Senior Living Services, Inc. (Assignor) and Marriott Continuing Care, Inc. (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

Underlying Lease: Retirement Community Development and Lease Agreement, dated as of April 1, 1989, by and between UREF Retirement Corporation (Lessor) and Marriott Corporation (Lessee), as assigned pursuant to the Assignment of Lease, dated as of October 7, 1993, by Marriott Corporation (Assignor) to HMC Retirement Properties, Inc. (Assignee).

Non-Disturbance and Recognition Agreement, dated as of October 8, 1993, by and among UREF Retirement Corporation, Host Marriott Corporation, HMC Retirement Properties, Inc., Marriott International Inc. and Marriott Senior Living Services Inc. (The Colonnades).

7.	Deerfield Beach/Horizon Club (Broward County, Florida)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMH Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMH Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

8.	The Jefferson (Arlington County, Virginia)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of July 25, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Retirement Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

9.	Palm Harbour (Pinellas County, Florida)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

10.	Port St. Lucie (St. Lucie County, Florida)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

11.	Scottsdale (Maricopa County, Arizona)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

12.	Sun City (Maricopa County, Arizona)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of June 16, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

13.	Villa Valencia (Orange County, California)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement, dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of September 7, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Retirement Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

14.	Virginia Beach (City of Virginia Beach, Virginia)

Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000.

As assigned pursuant to the Assignment and Assumption of Leases, Guarantees and Permits, dated as of May 13, 1994, between HMC Retirement Properties, Inc. (Assignor) and Health and Rehabilitation Properties Trust (Assignee), and the Bill of Sale, Assignment and Assumption of Leases, Contracts and Agreements, dated as of June 30, 1999, by HRPT Properties Trust (Assignor) in favor of SPTMRT Properties Trust (Assignee).

EXHIBIT C

Lifecare Bonds

The Colonnades

RESIDENT LAST NAME	RESIDENT FIRST NAME	BALANCE Nov-11
[Resident]	[Resident]	125,394.00
[Resident]	[Resident]	263,296.80
[Resident]	[Resident]	85,005.00
[Resident]	[Resident]	143,683.20
[Resident]	[Resident]	198,135.00
[Resident]	[Resident]	75,425.00
[Resident]	[Resident]	37,345.50
[Resident]	[Resident]	37,345.50
[Resident]	[Resident]	77,625.00
[Resident]	[Resident]	91,813.50
[Resident]	[Resident]	170,038.80
[Resident]	[Resident]	217,908.00
[Resident]	[Resident]	155,358.00
[Resident]	[Resident]	155,250.00
[Resident]	[Resident]	209,529.00
[Resident]	[Resident]	158,850.00
[Resident]	[Resident]	146,898.00
[Resident]	[Resident]	95,409.90
[Resident]	[Resident]	118,289.00
[Resident]	[Resident]	171,009.00
[Resident]	[Resident]	148,606.00
[Resident]	[Resident]	218,428.20
[Resident]	[Resident]	156,150.00
[Resident]	[Resident]	194,917.50
[Resident]	[Resident]	136,841.40
[Resident]	[Resident]	240,817.00
[Resident]	[Resident]	244,548.00
[Resident]	[Resident]	131,859.00
[Resident]	[Resident]	86,544.00
[Resident]	[Resident]	234,018.00
[Resident]	[Resident]	90,009.00
[Resident]	[Resident]	283,070.00
[Resident]	[Resident]	189,603.00
[Resident]	[Resident]	263,296.80
[Resident]	[Resident]	240,840.00

Grand Total		$5,593,156.10

Bedford Court

RESIDENT LAST NAME	RESIDENT FIRST NAME	BALANCE Nov-11
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	7,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	8,000.00
[Resident]	[Resident]	9,500.00
[Resident]	[Resident]	7,000.00

Grand Total		$220,000.00

EXHIBIT D

Certain Definitions

“Consolidated EBITDAR” means the sum of: (a) Consolidated EBITDA plus (b) rent paid or payable under all operating leases as determined in accordance with GAAP.

“Consolidated Fixed Charges” means the sum of: (a) Consolidated Interest Expense, (b) Capitalized Cash Interest Expense (c) scheduled payments of principal on Total Funded Indebtedness (excluding balloon payments), (d) rent payable under all operating leases (other than capital leases) as determined in accordance with GAAP, and (e) dividends payable on stock.

“Consolidated EBITDA” means the sum of: (a) (i) net income; (ii) Consolidated Interest Expense; (iii) income taxes; (iv) depreciation and amortization; (v) the non-cash component of any unusual or non-recurring item of loss or expense which was deducted in determining net income (in accordance with GAAP), and (vi) income (or loss) in respect of minority interest (assuming it was deducted in the calculation of net income); minus (b) “other income - operating properties” as shown on the Company’s financial statements in accordance with GAAP as of the date of Sunrise’s principal bank credit facility (or as such category may be categorized in future financial statements) in each case for the Borrower and its Subsidiaries on a consolidated basis.

“Consolidated Interest Expense” means total interest expense (whether paid or accrued), including the amortization of debt discounts and premiums as well as the interest component under capital leases, on a consolidated basis in accordance with GAAP.

“Capitalized Cash Interest Expense” means capitalized interest on construction or development loans, to the extent not funded from an interest reserve as part of third party construction financing.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

EXHIBIT E

Marriott Guarantees

1. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Bedford Court).

2. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Bellaire).

3. Guaranty, by Marriott International, Inc. in favor of HMH Properties, Inc., dated as of February 14, 1994, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Boca Pointe).

4. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Calusa Harbour).

5. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Church Creek).

6. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (The Colonnades).

Non-Disturbance and Recognition Agreement, dated as of October 8, 1993, by and among UREF Retirement Corporation, Host Marriott Corporation, HMC Retirement Properties, Inc., Marriott International, Inc. and Marriott Senior Living Services Inc. (The Colonnades)

7. Guaranty, by Marriott International, Inc. in favor of HMH Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Horizon Club).

8. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (The Jefferson).

9. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Palm Harbour).

10. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc. dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Port St. Lucie).

11. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Scottsdale).

12. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Sun City).

13. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Villa Valencia).

14. Guaranty, by Marriott International, Inc. in favor of HMC Retirement Properties, Inc., dated as of October 8, 1993, as amended by the First Amendment of Guaranty, dated as of May 16, 1994 (Virginia Beach).

EXHIBIT F

Landlord Estoppel Certificate

                Date:

Sunrise Senior Living Services, Inc.

7900 Westpark Drive, Suite T-900

McLean, Virginia 22102

Attn: Chief Executive Officer

Re:	The Lease (as hereinafter defined)

Ladies and Gentlemen:

Reference is made to the [Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000 (Bedford Court)][ Facilities Lease Agreement, dated as of February 14, 1994, by and between HMH Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Third Amendment of Lease, dated as of August 4, 2000 (Boca Pointe)][ Facilities Sublease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. (Sublandlord) and Marriott Senior Living Services, Inc. (Subtenant), as amended by the First Amendment to the Sublease, dated January 19, 1994, the Second Amendment of Sublease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Sublease, dated as of August 4, 2000 (The Colonnades)][ Facilities Lease Agreement, dated as of October 8, 1993, by and between HMC Retirement Properties, Inc. and Marriott Senior Living Services, Inc., as amended by the First Amendment to the Lease, dated January 19, 1994, the Second Amendment of Lease, dated as of May 16, 1994, the Consent and Modification Agreement (HRPT), dated as of October 10, 1997, and the Fourth Amendment of Lease, dated as of August 4, 2000 (The Jefferson)][NOTE TO DRAFT: EXECUTE ONE CERTIFICATE FOR EACH LEASE] (the “Lease”).

This Landlord Estoppel Certificate (this “Certificate”) is executed by Landlord at the request of Tenant pursuant to Section 18.01 of the Lease. Each capitalized term used but not defined herein shall have the meaning given to it in the Lease.

Landlord hereby certifies to Tenant as follows:

1.	Attached hereto as Annex 1 is a true, complete and correct copy of the Lease.

2.	The Lease is in full force and effect and unmodified.

3.	As of the date of such certificate, all Rental theretofore due and payable has been paid in full.

4.	Landlord has no knowledge of any Event of Default then existing.

[5.	To Landlord’s knowledge, neither Landlord nor Tenant is in default of the Retirement Community Development and Lease Agreement, dated as of April 1, 1989, by and between UREF Retirement Corporation (Lessor) and Marriott Corporation (Lessee), as assigned pursuant to the Assignment of Lease, dated as of October 7, 1993, by Marriott Corporation (Assignor) to HMC Retirement Properties, Inc. (Assignee).] [FOR COLONNADES ONLY.]

EXECUTED as of the date first written above.

SPTMRT PROPERTIES TRUST

By:

Name:

Title:

ANNEX 1